STOCK PURCHASE AGREEMENT BY AND AMONG

                            DATED AS OF JUNE 9, 2006

                DIGITAL COMMUNICATIONS SERVICES, INC., A FLORIDA
                             CORPORATION AS COMPANY

               BILLY B. CAUDILL AND DANIEL L. OSBORNE, AS SELLERS

                                      AND

              CHARYS HOLDING COMPANY, INC., A DELAWARE CORPORATION
                                    AS BUYER

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of this day of _____, 2006 by and among DIGITAL COMMUNICATIONS SERVICES, INC., a Florida corporation (the "Company"), Billy B. Caudill and Daniel L. Osborne (the "Sellers") and CHARYS HOLDING COMPANY, INC. ("the Buyer"), a Delaware corporation.

                                    RECITALS:

     WHEREAS, Buyer desires to acquire all of the issued and outstanding capital stock of the Company (the "Stock"), and the Sellers desire to sell to Buyer all of the Stock, upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual promises hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                    ---------

                                PURCHASE OF STOCK
                                -----------------

     1.1     Purchase  and  Sale.
             --------------------

          Subject to the terms and conditions hereinafter set forth, at the Closing, the Sellers will sell and transfer to Buyer, and Buyer will purchase and acquire from the Sellers, all of the Stock.

                                   ARTICLE II
                                   ----------

                                 PURCHASE PRICE
                                 --------------

     2.1 The Buyer agrees to pay to the Sellers aggregate consideration of $840,000 (the "Purchase Price") by delivery of (i) a Promissory Note in the amount of $640,000.00 in the form attached hereto as EXHIBIT A; and (ii) $200,000 in shares of Common Stock of the Buyer, based on the volume weighted average price of the Buyer's Common Stock as quoted on the Bulletin Board for the last twenty (20) days from the date hereof, said Common Stock to be delivered at Closing.

     2.2 Buyer shall, within ninety (90) days from the date of Closing, cause the Company's debt facility with Wachovia Bank (the "Wachovia Credit Facility") to be paid in full and terminated. Buyer shall use commercially reasonable best efforts to provide Sellers an amount of capital sufficient to fund Sellers' Business Plan, as reasonably approved by Buyer's Board of Directors.

          2.3 EMPLOYMENT AGREEMENTS. Buyer shall enter into Employment Agreements with the Sellers under terms and conditions terms and conditions substantially similar to their current Employment Agreements the form of which are attached as EXHIBITS "B" and "C").

          2.4 EARN OUT. In addition to the Purchase Price, Sellers shall have the right to earn additional amounts of equity interest directly or indirectly in the Buyer based upon the financial performance of the Company as more specifically defined in EXHIBIT "D" attached hereto, with 40% of such earn out amount to be paid to Osborne and 60% of such amount to Caudill.

                                   ARTICLE III
                                   -----------

                                     CLOSING
                                     -------

     Subject to the terms and conditions of this Agreement, the sale and purchase of the Stock contemplated hereby (the "Closing") shall take place on or before June 15, 2006 (the "Closing Date"). Buyer shall have the right to extend the Closing for any reason for a period of thirty (30) days.

          3.1     The  Sellers'  Obligations  at Closing.    At the Closing, the
                  ---------------------------------------
Sellers will deliver to Buyer, or will cause Company to deliver to Buyer, the following:

               (i)     all  original  stock  certificates  evidencing the Stock;

               (ii) an endorsement on each original Stock certificate or, at Buyer's election, separate stock powers duly executed in blank, together with such other instruments of conveyance as may be reasonably acceptable to Buyer and its counsel and sufficient to transfer full, marketable title to the Stock to Buyer, free and clear of any pledges, liens, restrictions (other than securities laws restrictions), charges, encumbrances, and rights or interests of any other party thereto;

               (iii) a good standing certificate of Company, certifying that the Company is in good standing in the State of Florida as well as a true and complete copy of the Articles of Incorporation of the Company, as currently in effect, certified as of a recent date by the Secretary of State (or comparable governmental authority) of Florida, and a true and complete copy of the bylaws of the Company, as currently in effect, certified by its corporate secretary;

               (iv) a duly executed Closing Certificate of the Company and the Seller (as defined in Paragraph ____ hereof), dated as of the Closing Date.

               (v) an opinion of counsel in the form attached hereto as EXHIBIT "E".

               (vi) such other documents and instruments as shall be required to consummate the transaction contemplated hereunder.

          3.2  Buyer's  Obligations  at  Closing.  At  the  Closing,  Buyer will
               ---------------------------------
               deliver  the  following  to  Sellers:

               (i) the Total Purchase Price, including the shares of Common Stock of the Buyer as calculated pursuant to Article 2.1 herein.

               (ii) Executed Employment Agreements with the Sellers as provided for in Article 2.3.

               (iii) a duly-executed Buyer Closing Certificate (as defined in Paragraph _____ hereof), dated as of the Closing Date

               (iv) such other documents and instruments as may be required to consummate the transactions contemplated hereunder.

                                   ARTICLE IV
                                   ----------

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
              -----------------------------------------------------
                                    SELLERS
                                    -------

     The Company and the Sellers hereby represent and warrant to the Buyer as follows:


     4.1     Organization,  Good  Standing and Qualification.   The Company is a
             ------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as described more fully in the Certificate. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

     4.2     Capitalization  and  Voting  Rights.
             ------------------------------------

          (a) The authorized capital stock of the Company consists entirely of 10 shares of voting common stock, without par value, of which 80% of the shares are issued and outstanding to Caudill and 20% issued and outstanding to Osborne. No shares of capital stock of the Company are held in the Company's treasury and no shares of capital stock are reserved for issuance. All shares of issued and outstanding Stock have been duly and validly issued and are fully paid and non-assessable, without attachment of any options, warrants, rights, calls or other preemptive rights.

          (b) Set forth on SCHEDULE 4.2 is a true and complete list of all current stockholders and other security holders of the Company showing the number of shares of Preferred Stock, Common Stock, warrants, options, or other securities held by each stockholder or security holder. Other than as set forth in SCHEDULE 4.2, there are no other shareholders or other similar agreements, written or oral, between the Company and any of the holders of the Company's capital stock, or between or, to the best of the Company's knowledge, among any holders of the Company's capital stock, relating to the acquisition, disposition, or voting of such capital stock.

     4.3     Employee  Stock  Options.  The  Company has no outstanding Employee
             -------------------------
Stock  Options.

     4.4     Title  to  Shares. The Sellers are and will be on the Closing Date,
             ------------------
the owners, free and clear of any encumbrances, of the Company's Stock as set forth in paragraph 1.1 of this Agreement.

     4.5     Subsidiaries.    The  Company  does  not  presently own or control,
             -------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

     4.6     Authorization.   All  corporate  action on the part of the Company,
             --------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, has been taken or will be taken prior to the Closing

     4.7     Governmental  Consents.   No  consent,  approval,  order  or
             -----------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

     4.8     Financial  Statements.   The  Company  has delivered to the Buyer's
             ----------------------
counsel,  its  unaudited  financial  statements  ending  March  31,  2006  (the
"Financial Statements"), attached hereto as EXHIBIT "F". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period(s) indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Company as of the date, and for the period, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements or in the Statement of Material Liabilities, attached hereto as EXHIBIT "G", the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company, and has not experienced any material adverse change in the Company's financial condition subsequent to March 31, 2006, and is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company shall adopt accounting adjustments suggested by the Buyer's management, so long as they conform to generally accepted accounting principles and are consistently applied; and the Company will convert its accounting system to that being used by the Buyer as soon as practicable.

     4.9     Taxes.  At  Closing,  the Company has paid or will have accrued all
             ------
federal, state, and local taxes which are currently due, and the Company has filed or will file all federal, state, and local tax returns in a timely manner.

     4.10     Title  to  Property  and  Assets.  Except as set forth in SCHEDULE
              ---------------------------------
4.10, the Company owns its property and assets, as described more fully on the Financial Statements, free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     4.11     Material  Contracts.   The  Company is not a party to any material
              --------------------
contracts other than those in the Statement of Material Contracts, attached hereto as EXHIBIT "H," and there are no defaults, nor, to the knowledge of the Company, any anticipated defaults, by the Company or any of the parties to the contracts.

     4.12     Compliance with Other Instruments.    The Company is not, and upon
              ----------------------------------
filing thereof, will not be, in violation or default of any provision of its Certificate or Bylaws, as amended (the "Bylaws"), or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

     4.13     Broker's or Finder's Fees. No agent, broker, person or firm acting
              --------------------------
on behalf of Sellers is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

     4.14     Caudill  Loan.  The  Company is the holder of a promissory note in
              --------------
the amount of $152,000.00 from shareholder Bill Caudill. This note will be paid in full within ninety (90) days of Closing.

     4.15     Legal Reserve. The Company currently has an accrual reserve, as of
              --------------
March 31, 2006, with regard to the SBC litigation of $510,000. If the Company satisfies the SBC litigation claim for any amount less than such accrued reserve, any excess funds realized by the Company may be used to reduce the Wachovia Credit Facility after Closing.

     4.16     Property  Damage Claim. The Company has a property damage claim in
              -----------------------
the amount of $90,000.00 due to damages from hurricane Katrina, and this claim is expected to be paid in full to the Company by American Casualty Insurance, of Reading, Pennsylvania, policy #C2086822512, within ninety (90) days of Closing.

     4.17    Accounts Receivable. Excluding an amount owed by SBC to the Company
             -------------------
of $600,000, the Company has approximately $350,000.00 of Accounts Receivable which are expected to be collected in full within ninety (90) days of Closing.

                                    ARTICLE V
                                    ---------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     Buyer  hereby  represents  and  warrants  to  the  Sellers  as  follows:

     5.1     Due  Incorporation.
             -------------------

          Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority to carry on its business as it is now conducted and to own, lease and operate the property and assets that it now owns, leases and operates and to perform the transactions contemplated hereby.

     5.2     Authority.
             ----------

          The execution, delivery and performance of this Agreement and the transactions contemplated hereby by Buyer have been duly and effectively authorized by all necessary action of Buyer, and this Agreement is a valid, legally binding and enforceable obligation of Buyer, enforceable in accordance with its terms.

     5.3     No  Conflict.
             -------------

          The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer will not (i) violate any provision of their Articles of Incorporation or By-Laws; (ii) violate, conflict with or result in a modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any liability or obligation pursuant to, or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the Buyer's business or assets, under (a) any statute or law or any judgment, decree, order, award, writ, injunction, regulation or rule of any court, arbitrator or governmental or regulatory authority, or (b) any note, bond, mortgage, indenture, deed of trust, license, lease, instrument, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character; or (iii) violate any statute, law or regulation as such statute, law or regulation relates to Buyer.

     5.4     Broker's  or  Finder's  Fees.
             -----------------------------

          No agent, broker, person or firm acting on behalf of Buyer is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

                                   ARTICLE VI
                                   ----------

                                    COVENANTS
                                    ---------

     6.1     Best  Efforts.
             --------------

          (a) Each of the Company and the Sellers shall use their best efforts to cause all of the conditions contained in Article VII of this Agreement to be satisfied.

          (b) Buyer shall use its best efforts to cause all of the conditions contained in Article VII of this Agreement to be satisfied.

     6.2     Access  to  Records.
             --------------------

          For a period of five (5) years after the Closing, Buyer shall permit the Sellers, at the Sellers' expense, upon Sellers' reasonable request with at least ten (10) days' notice, to inspect records, books and other documents that existed at or prior to the Closing and that relate to the Company, wherever located, during normal business hours, for the purposes of preparing tax returns and financial statements and responding to tax audits, in all cases solely with respect to matters arising prior to the Closing Date.

                                  ARTICLE VII
                                  -----------

                  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS
                  -------------------------------------------

     Unless waived in writing by Buyer in its sole discretion, the obligations of Buyer hereunder shall be subject to the fulfillment, prior to or at the Closing, of each of the following conditions precedent:

     7.1     Representations,  Warranties  and  Covenants.
             ---------------------------------------------

          (a) As of the Closing Date, neither the Sellers nor the Company shall have become aware of any fact or circumstance which would indicate that any of the representations and warranties of the Sellers and the Company contained in this Agreement are not true.

          (b) The Sellers and the Company shall have performed and complied in all respects with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing Date.

          (c) The Company and the Sellers shall have delivered to Buyer a certificate of the Company's President or any Vice President certifying the fulfillment of the conditions set forth in this Section 7.1 (the "Closing Certificate").

     7.2     No  Proceeding  or  Litigation.
             -------------------------------

          (a) No preliminary or permanent injunction or other order issued by any governmental or regulatory body, whether federal, state or foreign, shall have been issued and remain in effect, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental or regulatory body, whether federal, state or foreign, in each case which prevents the consummation of the transactions contemplated in this Agreement.

          (b) No suit, action, claim, proceeding or investigation before any governmental or regulatory body, whether federal, state or foreign shall have been commenced and be pending against Buyer or any of its affiliates, associates, officers or directors seeking to prevent the sale of the Stock to Buyer or asserting that the sale of the Stock to Buyer would be illegal.

     7.3     Retirement  of  Loans  and  Debts.
             ----------------------------------

          (a) The Company shall have retired all loans owed to and from shareholders of the Company;

     7.4     Closing  Deliveries.
             --------------------

          The Sellers shall have delivered to Buyer, or shall have caused the Company to deliver to Buyer all deliveries to be made to Buyer pursuant to
Section  1.3.

                                  ARTICLE VIII
                                  ------------

                  CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS
                  --------------------------------------------

     Unless waived in writing by the Sellers, the obligations of the Sellers hereunder shall all be subject to the fulfillment, prior to or at the Closing, of each of the following conditions precedent:

     8.1     Representations,  Warranties  and  Covenants.
             ---------------------------------------------

          (a) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date, except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all material respects as of the date expressly stated.

          (b) Buyer shall have performed and complied in all respects with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing Date.

          (c) Buyer shall have delivered to the Sellers a certificate of its president or any vice president certifying the fulfillment of the conditions set forth in this Article VIII (the "Buyer's Closing Certificate").

     8.2     No  Proceeding  or  Litigation.
             -------------------------------

          (a) Except as listed on SCHEDULE 8.2, no preliminary or permanent injunction or other order issued by any governmental or regulatory body, whether federal, state or foreign, shall have been issued and remain in effect, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental or regulatory body, whether federal, state or foreign, in each case which prevents the consummation of the transactions contemplated in this Agreement.

          (b) Except as listed on SCHEDULE 8.2, no suit, action, claim, proceeding or investigation before any governmental or regulatory body, whether federal, state or foreign, shall have been commenced and be pending against the Company or the Sellers or any of their respective affiliates, associates, officers or directors seeking to prevent the sale of the Stock or asserting that the sale of the Stock would be illegal.

     8.3      Closing  Deliveries.
              --------------------

          Buyer shall have delivered to the Sellers all deliveries to be made to it pursuant to Article II.

                                   ARTICLE IX
                                   ----------

                                INDEMNIFICATION
                                ---------------

     9.1     Indemnification  by  the  Sellers.
             ----------------------------------

          Buyer and its officers, directors, employees, agents, successors and assigns shall be indemnified and held harmless by the Sellers from any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by it (hereinafter a "Buyer Loss"), arising out of or resulting from:

          (a) the breach of any representation or warranty by the Sellers or the Company contained herein;

          (b) the breach of any covenant or agreement by the Company or the Sellers contained herein or in any document delivered hereunder at the Closing; or

          (c) any investigation, suit, action or other proceeding against Company or any Sellers by or before any court or governmental or regulatory agency which seeks to restrain, modify, prohibit or revoke, or seeks damages or other relief in connection with the consummation of this transaction.

     9.2     Indemnification  by  Buyer.
             ---------------------------

          Except as otherwise limited by this Article IX, the Sellers and their successors and assigns shall be indemnified and held harmless by Buyer from any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by them (hereinafter, a "Sellers' Loss") arising out of or resulting from:

          (a) the breach of any representation or warranty by Buyer contained herein; or

          (b) the breach of any covenant or agreement by Buyer contained herein or in any document delivered hereunder at the Closing.

     9.3     General  Indemnification  Provisions.
             ------------------------------------

          (a) For the purposes of this Section 7.3, the term "Indemnitee" shall refer to the person indemnified, or entitled, or claiming to be entitled to be indemnified, pursuant to the provisions of Section 7.1 or 7.2, as the case may be; the term "Indemnitor" shall refer to the person having the obligation to indemnify pursuant to such provisions; and "Losses" shall refer to the "Sellers' Losses" or the "Buyer Losses", as the case may be.

          (b) An Indemnitee shall give written notice (a "Notice of Claim") to the Indemnitor within ten business days after the Indemnitee has knowledge of any claim (including a Third Party Claim, as hereinafter defined) which an Indemnitee has determined has given or could give rise to a right of indemnification under this Agreement. No failure to give such Notice of Claim shall affect the indemnification obligations of the Indemnitor hereunder, except to the extent Indemnitor can demonstrate such failure materially prejudiced such Indemnitor's ability to successfully defend the matter giving rise to the claim. The Notice of Claim shall state the nature of the claim, the amount of the Loss, if known, and the method of computation thereof, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

          (c)     The  obligations  and  liabilities of an Indemnitor under this
Article IX with respect to Losses arising from claims of any third party that are subject to the indemnification provisions provided for in this Article IX ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: the Indemnitee at the time it gives a Notice of Claim to the Indemnitor of the Third Party Claim shall advise the Indemnitor that it shall be permitted, at its option, to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives prompt notice of its intention to do so to the Indemnitee and confirms that the Third Party Claim is one with respect to which the Indemnitor is obligated to indemnify. In the event the Indemnitor exercises its right to undertake the defense against any such Third Party Claim as provided above, the Indemnitee shall cooperate with the Indemnitor in such defense and make available to the Indemnitor all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitor. Similarly, in the event the Indemnitee is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnitor shall cooperate with the Indemnitee in such defense and make available to it all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitee. Except for the settlement of a Third Party Claim which involves the payment of money only and for which the Indemnitee is totally indemnified by the Indemnitor, no Third Party Claim may be settled by the Indemnitor without the written consent of the Indemnitee, which consent shall not be unreasonably withheld. Similarly, no Third Party Claim may be settled by the Indemnitee without the written consent of the Indemnitor, which consent shall not be unreasonably withheld.

     9.4     Adjustment  of  Liability.
             --------------------------

          Any indemnifiable Sellers' Loss or Buyer Loss, as the case may be, shall be reduced by any tax benefit accruing to the indemnified party on account of the indemnification payment and by the amounts actually recovered by the indemnified party from its insurance carriers and any amounts recovered by such party subsequent to the payment by the indemnifying party hereunder with respect to the same claim shall be remitted to such indemnifying party, except that such remittance shall not exceed the amount of the indemnification payment made by such indemnifying party. Buyer agrees after the Closing Date to maintain insurance coverage substantially equivalent to the coverage currently maintained by Company to the extent that such policies provide coverage for Buyer Losses, provided that such insurance coverage is available at commercially reasonable rates and upon commercially reasonable terms.

     9.5     Limits  on  Indemnification.
             ----------------------------

          Any  claim  against  Sellers  shall  be limited to the Purchase Price.

     9.6     Waiver  of  Contribution.
             -------------------------

          The Sellers shall have no right to seek contribution from the Company in the event that the Sellers are required to make any payments under this
Article  IX.

     9.7     Specific  Performance.
             ----------------------

          In addition to any other remedies that the Buyer may have at law or in equity, the Sellers hereby acknowledge that the Common Stock and the Company are unique, and that the harm to the Buyer resulting from breaches by the Sellers or the Company of their obligations may not be adequately compensated by damages. Accordingly, the Sellers agree that the Buyer shall have the right to have all obligations, undertakings, agreements, covenants, and other provisions of this Agreement specifically performed by the Sellers and the Company and that the Buyer shall have the right to seek an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

     9.8     Remedies  Cumulative.
             ---------------------

          The remedies provided herein shall be cumulative and shall not preclude the assertion by the Sellers or the Buyer of any other rights or the seeking of any other remedies against the other, or their respective successors or assigns.

                                    ARTICLE X
                                    ---------

                                    SURVIVAL
                                    --------

     10.1     Survival  of  Representations.  The representations and warranties
              -----------------------------
made solely by the Company herein shall terminate upon the Closing. The representations and warranties of the Company and the Sellers set forth in
Article IV and of Buyer in Article V, all other obligations of the parties hereunder, shall survive the Closing and, except for (i) the covenant set forth in

Section 7.2, which shall survive the Closing until the expiration of the applicable statute of limitations; (ii) the covenant set forth in 7.2 which shall continue in effect in accordance with its terms; and (iii) the provisions of Article VII with respect to indemnification (collectively, the "Surviving Obligations"), shall expire on the third anniversary of the Closing Date, and thereafter, except as provided in the next succeeding sentence, no claim may be brought arising under or in connection with this Agreement or any of the transactions contemplated hereby, except for a breach by a party of its obligations under the Surviving Obligations. If written notice of a claim has been given by a party prior to the fourth anniversary of the Closing Date, then the relevant representation, warranty or other obligation shall survive as to such claim until the claim has been finally resolved.

                                   ARTICLE XI
                                   ----------

                              RESTRICTIVE COVENANT
                              --------------------

     11.1     Restrictive  Covenant
              ---------------------

          Provided that there is no breach of this Agreement by Buyer, the Sellers shall not, anywhere in the United States for a period of two (2) years from and after the date hereof, directly or indirectly, engage in any business in direct competition with the Company. If any provision of this paragraph is held invalid, such provisions shall be severed and the balance thereof shall remain valid and enforceable. In the event that a court of competent jurisdiction determines that the scope of business restricted or the time or geographical limitations imposed are too broad to be capable of enforcement, such court may ignore such provisions and instead enforce such provisions as to such scope, time and geographical areas as the court deems proper.

                                  ARTICLE XII
                                  -----------

                              AMENDMENT ANDWAIVER
                              -------------------

     12.1     Amendment.
              ----------

          This Agreement may not be amended except by an instrument in writing and signed by Buyer, the Company, and the Sellers.

     12.2     Waiver.
              -------

          Except as otherwise provided in this Agreement, any failure of either of the parties to comply with any provision hereof may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

                                  ARTICLE XIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

     13.1     Non-Circumvention.  The  Sellers  agree  that  unless negotiations
              -----------------
between Buyer and Sellers are earlier terminated by mutual agreement, the Sellers with regard to the Company will not engage or continue with any current negotiations or sign any agreements with any person or entity relating in any way to (i) the sale by the Company of substantially all of its assets or equity interests, or (ii) a merger of consolidation involving the Company in any way. The Non- Circumvention Period may be terminated at any time by the Sellers if the Closing has not occurred by June 15, 2006, unless extended pursuant to the Closing Extension provision of Article 3.

     13.2     Purchase  Investigation. Upon execution of this Agreement, Sellers
              ------------------------
will make available to Buyer and Buyer's representatives, and give them access to inspect, the physical properties and the books, records, clients and employees and all other information of the Sellers pertaining to the operation of the Company. In that regard, the Sellers will provide Buyer with copies of agreements, accounting statements and records, employee benefit plans and other records pertaining to the business of the Company, whether or not material.

     13.3     Conduct  of  Business.  Until Closing, Sellers will use their best
              ---------------------
efforts to conduct the Company's business in a reasonable and prudent manner in accordance with past practices; will engage in no transaction outside of the ordinary course of business, will enter into no agreement or transaction extending beyond the Closing Date; will use their best efforts to preserve their existing business organization and relations with their employees, customers, suppliers and others with whom it has a business relationship; will not dispose of any of the assets, except such as are retired and replaced in the ordinary course of business; will conduct their business in compliance with all applicable laws and regulations; will not make any distributions and will not pay any bonuses or make any salary or wage increases not in the ordinary course of business.

     13.4     Personnel.  Except  as  provided  for in the Employment Agreements
              ---------
with the Sellers, Buyer shall have no obligation to maintain any employee of the Company after Closing and nothing contained herein shall be deemed to create third-party beneficiary rights of any nature whatsoever on behalf of the employees of the Company.

     13.5     Licenses.  It  shall  be  a  condition  to  Buyer's  obligation to
              --------
purchase that Buyer be provided, on the same basis upon which the Company presently enjoys, all rights to use all licenses necessary to conduct the business of the Company as the same is now conducted including but not limited to the assignment of any leases. Any royalty income payable to the Sellers or the Company after Closing shall become the property of Buyer. Buyer agrees to assume all such licenses and other agreements under which the Sellers enjoy the right to use technology.

     13.6     Government  Permits. It shall be a condition of Buyer's obligation
              -------------------
to purchase that all permits and licenses necessary to the operation of the Company's facilities be assigned to the Buyer. The Sellers and the Company will use their reasonable efforts to cause such permits and licenses to be assigned to Buyer on the same terms and conditions on which they are issued and Buyer agrees to assume such permits and licenses.

     13.7     Designated  Purchaser;  No  Other  Assignment.
              ---------------------------------------------

          The Company and the Sellers acknowledge and agree that Buyer or a new entity representing Buyer's Telecommunications Group, or an existing entity of the Buyer, if mutually agreed to by Buyer and Seller (the "Designated Purchaser") shall be used by Buyer to carry out all or part of the transactions contemplated by this Agreement and, in connection therewith, Buyer may assign any and all of its rights hereunder and any and all of its duties and obligations hereunder to such Designated Purchaser. No other assignment by any of the parties of their respective rights nor delegation by any of the parties of their respective duties shall be permitted hereunder.

     13.8     Intended  Beneficiaries.
              -----------------------

          The Company and the Sellers acknowledge and agree that any Designated Purchaser shall be an intended beneficiary of each of the representations, warranties, covenants, indemnities, and other agreements made by the Company and the Sellers in and under the terms of this Agreement as fully and completely as if the Designated Purchaser were named as a party to this Agreement and such representations, warranties, covenants, indemnities, and other agreements made by the Company and the Sellers were made expressly to and in favor of the Designated Purchaser. Except for the parties hereto and any Designated
Purchaser, the Company, the Sellers and Buyer agree that no other person is intended to be a beneficiary of this Agreement.

     13.9     Costs.
              -----

          Except as otherwise provided in this Agreement, Buyer will pay its fees and expenses and Company will pay its fees and expenses incurred in connection with the negotiation, preparation, and performance of this Agreement.

     13.10     Confidentiality.
               ---------------

          Buyer, the Company, and the Sellers will hold, and will cause their employees, representatives, agents and affiliated persons to hold in strict confidence, and not disclose to any other party, and not use in any way except in connection with the transactions contemplated hereby, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the parties hereto), except such information may be disclosed: (a) where necessary, to any potential lenders or investors (or others providing debt or equity financing to Buyer in connection with the acquisition of the Stock); (b) to applicable governmental or regulatory authorities and, where necessary, to any other person in connection with the obtaining of the Licenses and Approvals and the consents or waivers contemplated or required by the terms of this Agreement; (c) if required by court order or decree or any applicable law; (d) if it is publicly available through no act or failure to act of such party; (e) was already known to such party on a confidential basis on the date of receipt; (f) during the course of or in connection with any litigation, governmental investigation, arbitration or other proceedings based upon or in connection with the subject matter of this Agreement, including the failure of the transactions contemplated hereby to be consummated; or (g) if it is otherwise expressly provided for herein.

     13.11     Parties  in  Interest.
               ----------------------

          This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors, heirs, personal representatives, and assigns permitted under the terms of this Agreement.

     13.12     Set  Off.
               ---------

          Buyer is hereby authorized to the fullest extent permitted by law, to set off and to apply any and all amounts due from Buyer to Sellers under this Agreement, including any amount owed to Sellers pursuant to the Earn Out provisions of Section 2.4, and any other indebtedness at any time owing by Buyer to or for the account of Sellers against any and all of the obligations of Buyer now or hereafter existing under this Agreement with respect to which Buyer has obtained a certified judgment from a Court of competent jurisdiction. In addition, Buyer shall have the same Set Off rights for a default of the representations contained in Sections 4.14, 4.15, 4.16 or 4.17 without having to first have received a judgment. The rights of Buyer under this Section are in addition to other rights and remedies (including, without limitation, other rights of set off) which Buyer may have.

     13.13     Entire  Agreement;  No  Oral  Modifications  or  Waivers.
               ---------------------------------------------------------

          This Agreement, the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter and supersede all prior oral and written agreements and understandings between the parties with respect to its subject matter. This Agreement may be modified and any of its provisions may only be waived in a writing signed by the party against whom such modification or waiver is sought to be enforced pursuant to Paragraph 10.1.

     13.14     Headings.
               ---------

          The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.15     Notices.
               --------

          All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally by hand, telecopied or facsimile sent, or if sent by recognized overnight courier service (e.g. Federal Express), or if sent by U.S. registered or certified mail, postage prepaid, return receipt requested (three (3) business days after mailing or one business day in the case of express mail or overnight courier service), as follows:

          If  to  Buyer:
          --------------
          Charys  Holding  Company,  Inc
          1117  Perimeter  Center  West
          Suite  N415
          Atlanta,  GA  30338
          ATTN:  Billy  V  Ray,  Jr.
          Fax:  678-443-2320

          If  to  Company:
          ----------------
          Digital  Communications  Services,  Inc.
          96  North  5th  Avenue
          Delray  Beach,  FL  33483


          If  to  Sellers:
          ----------------
          Digital  Communications  Services,  Inc.
          96  North  5th  Avenue
          Delray  Beach,  FL  33483

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

     13.16     Counterparts.
               -------------

          This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.17     Governing  Law.
               ---------------

          This Agreement is governed by and construed and enforced in accordance with the laws of the State of Georgia (excluding conflicts of laws rules).

     13.18     Severability.
               -------------

          A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. If it shall be determined by any court or governmental agency or authority that any provision of this Agreement is invalid for any reason, such provision shall be considered to be reduced to the extent required to cure such invalidity.

     13.19     Further  Assurances.
               --------------------

          From time to time, at Buyer's request and without further consideration, the Company and the Sellers shall execute and deliver to Buyer such documents and take such other action as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby.

     13.20     No  Drafting  Presumption.
               --------------------------

          Each of the parties hereto shall be deemed to have participated equally in the drafting and preparation of this Agreement and, accordingly, no presumption shall arise concerning the interpretation of any of the provisions hereof with respect to the party or parties responsible for its preparation.

     13.21     Incorporation  by  Reference.  Use  of  Certain  Terms.
               -------------------------------------------------------

          All Exhibits and Schedules attached to this Agreement shall be deemed incorporated herein by reference as if fully set forth herein. Use of the term "including" shall be deemed to mean "including but not limited to".

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.



WITNESS/ATTEST:                         COMPANY:

                                        Digital Communication Services, Inc.

/s/ Billy B. Caudill                    By: /s/ Daniel L. Osborne         (SEAL)
------------------------------             -------------------------------
                                               Daniel L. Osborne
                                               Secretary   Treasurer
                                        BUYER:

illegible                               By: /s/ Billy V. Ray Jr.          (SEAL)
------------------------------             -------------------------------
                                            Name: Billy V. Ray Jr.
                                                 -------------------------
                                            Its: CEO
                                                --------------------------


                                        SELLERS

illegible                               /s/ Billy B. Caudill
------------------------------          ----------------------------------
                                        Billy B. Caudill

illegible                               /s/ Daniel L. Osborne
------------------------------          ----------------------------------
                                        Daniel L. Osborne
illegible                               By: /s/ Billy V. Ray Jr.          (SEAL)
------------------------------             -------------------------------
                                           Name: Billy V. Ray Jr.
                                                --------------------------
                                           Its:  CEO
                                                --------------------------


                                        SELLERS

                                        /s/ Billy B. Caudill
------------------------------          ----------------------------------
                                        Billy B. Caudill

                                        /s/ Daniel L. Osborne
------------------------------          ----------------------------------
                                        Daniel L. Osborne
determined by any court or governmental agency or authority that any provision of this Agreement is invalid for any reason, such provision shall be considered to be reduced to the extent required to cure such invalidity.

     13.19     Further  Assurances.
               --------------------

          From time to time, at Buyer's request and without further consideration, the Company and the Sellers shall execute and deliver to Buyer such documents and take such other action as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby.

     13.20     No  Drafting  Presumption.
               --------------------------

          Each of the parties hereto shall be deemed to have participated equally in the drafting and preparation of this Agreement and, accordingly, no presumption shall arise concerning the interpretation of any of the provisions hereof with respect to the party or parties responsible for its preparation.

     13.21     Incorporation  by  Reference,  Use  of  Certain  Terms.
               -------------------------------------------------------

          All Exhibits and Schedules attached to this Agreement shall be deemed incorporated herein by reference as if fully set forth herein. Use of the term "including" shall be deemed to mean "including but not limited to".

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

WITNESS/ATTEST:                         COMPANY:

                                        Digital  Communication  Services,  Inc.


                                        By:                               (SEAL)
-----------------------                    -------------------------------


                                        BUYER:

illegible                               By: /s/ Billy V. Ray Jr.          (SEAL)
------------------------------             -------------------------------
                                           Name: Billy V. Ray Jr.
                                                --------------------------
                                           Its:  CEO
                                                --------------------------


                                        SELLERS


------------------------------          ----------------------------------
                                        Billy B. Caudill


------------------------------          ----------------------------------
                                        Daniel L. Osborne

                                    EXHIBIT A

     STATE  OF  GEORGIA                                                  ,  2006
                                                          ---------------

     COUNTY  OF  FULTON                                              $640,000.00


                                PROMISSORY NOTE

               FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., (the "Borrower"), promises to pay to the order of Billy B. Caudill and Daniel J. Osborne. (herein the "Lender" and, along with each subsequent holder of this Note, referred to as the "Holder"), the principal sum of SIX HUNDRED FORTY THOUSAND ($640,000.00). The Note shall bear no interest.

          All principal hereof shall be payable on or before June 30, 2006. If needed, Borrower shall have a grace period of and additional fifteen (15) days before Holder may declare a default.

          All parties liable for the payment of this Note agree to pay the Holder hereof an amount equal to ten percent (10%) of the principal and interest outstanding as attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnity and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

          The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefore shall arise.

          No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

          The Borrower and all sureties, endorsers, and guarantors of this Note hereby (a) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his, their, or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note;
(d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly, and primarily, liable for all sums due under this Note.

          Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of the Borrower, or of any person or party claiming by, through, or under the borrower in the conduct of their respective businesses.

          Time  is  of  the  essence  of  this  Note.

          This Note shall be construed and enforced in accordance with the laws of the State of Georgia.

          The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

          All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

     IN   WITNESS   WHEREOF,   the   undersigned   Borrower   has   executed
this  instrument  under  seal  as  of  the  day  and  year  first above written.

                                        Charys Holding Company, Inc.

                                        By: /s/ Billy V. Ray J
                                           --------------------------------
                                        Name: /s/ Billy V. Ray .
                                             ------------------------------
                                        Its:  CEO
                                            -------------------------------
substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his, their, or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly, and primarily, liable for all sums due under this Note.

          Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of the Borrower, or of any person or party claiming by, through, or under the borrower in the conduct of their respective businesses.

          Time  is  of  the  essence  of  this  Note.

          This Note shall be construed and enforced in accordance with the laws of the State of Georgia.

          The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

          All references herein to any document, instrument; or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

     IN WITNESS WHEREOF, the undersigned Borrower has executed this instrument under seal as of the day and year first above written.


                                             Charys Holding Company, Inc.

                                             By: /s/ Billy V. Ray Jr.
                                                --------------------------------
                                        Name: /s/ Billy V. Ray Jr.
                                             ------------------------------
                                        Its:  CEO
                                            -------------------------------

                                    EXHIBIT B

                              EMPLOYMENT AGREEMENT
                              --------------------

I, BILLY B. CAUDILL, an individual ("Executive") residing in ____________ agree to the terms and conditions of employment with DIGITAL COMMUNICATIONS SERVICES, INC. A Kentucky corporation located at 96 NE 5th Avenue, Delray Beach, Florida 33483 ("Company"), set forth in this Employment Agreement ("Agreement").

          1. TERM OF EMPLOYMENT. My employment under this Agreement shall commence on June 1, 2006 and shall end on the third anniversary of that date (Expiration Date), or such earlier date on which my employment is terminated under Section 5 of this Agreement. On each anniversary of my commencement of employment under this Agreement, the Expiration Date shall be extended for one year unless the Company notified me at least thirty (30) days before that anniversary that it was not extending this Agreement. If the Company continues to employ me beyond the Expiration Date without entering into a written agreement extending the term of this Agreement, except as provided in a new written employment agreement between the Company and me, all obligations and rights under this Agreement shall prospectively lapse as of the Expiration Date, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, and I thereafter shall be an at-will employee of the Company.

          2. NATURE OF DUTIES. I shall be the Co-President and Chief Financial Officer of the Digital Communications Services subsidiary of Charys Holding Company. As such, I shall have the responsibilities set forth in APPENDIX A. I agree that the Company may alter my duties from time to time if such duties are consistent with that of the position held by the Executive. I shall devote substantially, all my business time and effort to the performance of my duties for the Company, which I shall perform faithfully and to the best of my ability. I shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for me to (i) serve on corporate (subject to approval of the Board), civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions,
(iii) manage personal investments so long as such activities do not significantly interfere with or significantly detract from the performance of my responsibilities to the Company in accordance with this agreement, or (iv) travel for health reasons related to immediate family members.

          3. PLACE OF PERFORMANCE. I shall be based at the Company's office in Tampa, FL, except for required travel on the Company's business.

          4.     COMPENSATION  AND  RELATED  MATTERS.

               (a) BASE SALARY. The Company shall pay me, or designated business entity, a base salary at an annual rate as determined by APPENDIX A. attached hereto and made a part hereof, with such base salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes.

               (b) DISCRETIONARY BONUSES AND STOCK OPTIONS. Following the Earn out period described in EXHIBIT C of the Digital Communications Services Stock Purchase agreement, I shall be eligible for bonuses and other incentive compensation under bonus and incentive compensation plans generally available to other similarly situated Company executives.

               (c) STANDARD BENEFITS. During my employment, I shall be entitled to participate in all employee benefit plans and programs, including paid vacations, to the same extent generally available to other similarly situated Company executives, in accordance with the terms of those plans and programs. The Company shall have the right to terminate or change any such plan or program at any time.

               (d) INDEMNIFICATION. The Company shall extend to me the same indemnification arrangements as are generally provided to other similarly situated Company executives, including after termination of my employment.

               (e) EXPENSES. I shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses I incur in connection with my employment, but I must incur and account for those expenses in accordance with the policies and procedures established by the Company.

               (f) SARBANES-OXLEY ACT LOAN PROHIBITION. To the extent that any Company benefit, program, practice, arrangement, or this Agreement would or might otherwise result in my receipt of an illegal loan (Loan), the Company shall use reasonable efforts to provide me with a substitute for the Loan that is lawful and of at least equal value to me. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to me or provide me substitute for it.

          5.     TERMINATION.

     (a) RIGHTS AND DUTIES. If my employment is terminated, I shall be entitled to the amounts or benefits shown on the applicable row of the following table, subject to the balance of this Section 5. The Company and I shall have no further obligations to each other, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, or as set forth in any written agreement I subsequently enter into with the Company.

--------------------------------------------------------------------------------------------
DISCHARGE             Payment or provision when due of (1) any unpaid base salary,
FOR CAUSE             expense reimbursements, and vacation days accrued prior to termination of employment, and (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans, including any Earn Out compensation computed up to the date of termination of employment.
--------------------------------------------------------------------------------------------
DISABILITY            Same as for "Discharge for Cause" EXCEPT that I also shall be potentially eligible for disability benefits under any Company-
                      provided disability plan in which I then participate.
--------------------------------------------------------------------------------------------
DISCHARGE OTHER       Same as for "Discharge for Cause" EXCEPT that, in exchange for
THAN FOR CAUSE        my execution of a release in accordance with this section, my Base
OR DISABILITY         Salary, but not my employment, shall continue through for one (1)
                      year regardless of the remaining term of this Agreement.
--------------------------------------------------------------------------------------------
RESIGNATION           Same as for "Discharge for Cause."
--------------------------------------------------------------------------------------------
DEATH                 Same as for "Discharge for Cause" EXCEPT that payments shall be made to my legal representative
--------------------------------------------------------------------------------------------
EXPIRATION
OF                    Same as for "Discharge for Cause."
AGREEMENT
--------------------------------------------------------------------------------------------
CHANGE OF             Payment or provision when due of (1) any unpaid base salary,
CONTROL               expense reimbursements, and vacation days accrued prior to termination of employment, (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans
                      (3) pay to the Executive on the termination date a lump sum payment equal to three (3) times Base Salary as of the date of my resignation
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                      resulting from the Change in Control and (4) all stock options previously granted to Employee shall become fully vested and immediately exerciseable
--------------------------------------------------------------------------------------------

               (b)     DISCHARGE  FOR  CAUSE.   The  Company  may  terminate  my
employment at any time if it believes in good faith that it has Cause to terminate me. "Cause" shall include, but not be limited to:

                    (i) my refusal to follow the Company's lawful directions or my material failure to perform my duties (other than by reason of physical or mental illness, injury, or condition), in either case, after I have been given notice of my default and a 10 day opportunity to cure my default;

                    (ii)    my  failure  to  comply  with  Company  policies;

     (i) my engaging in conduct that is or may be unlawful or disreputable, to the possible detriment of the Company and its subsidiaries n;

     (ii)  my  becoming  insolvent  or  filing  for  bankruptcy;

                    (iii) my seeking, exploring, or accepting a position with another business enterprise or venture without the Company's written consent at any time more than 90 days before the Expiration Date; or

                    (iv) my engaging in activities on behalf of an enterprise which competes or plans to compete with the Company or any of its subsidiaries or affiliates.

               (c) TERMINATION FOR DISABILITY. Except as prohibited by applicable law, the Company may terminate my employment on account of Disability, or may transfer me to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" means a physical or mental illness, injury, or condition that prevents me from performing my duties with reasonable accommodations for a period of 30 consecutive days or 60 days in any one-year period.

               (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. The Company may terminate my employment at any time for any reason, and without advance notice. If I am terminated by the Company other than for Cause under Section 5(b) or for Disability under Section 5(c), I will only receive the special benefits provided for a non-Cause discharge under Section 5(a) if I sign a general release form furnished to me by the Company (which may include any provision customary in formal settlement agreements and general releases, including such things as my release of the Company and all conceivably related persons or entities ("affiliates") from all known and unknown claims, my covenant never in the future to pursue any released claim, my promise not to solicit current or former customers, employees, suppliers or, to the fullest extent lawful, engage in business activities that compete with the Company or any affiliate, or disclose or use any of their proprietary or trade secret information) within 60 days after my employment ends (or within 60 days after an arbitrator determines that I am entitled to such payments if I sign the general release) and I do not thereafter properly revoke the release. I may resign my employment within 60 days after a Change of Control in which event I shall only receive the special benefits provided for a Non-Cause Discharge Due to a Change of Control under Section 5(a).

               (e) RESIGNATION. I promise not to resign my employment before the Expiration Date without giving the Company at least 30 days advance written notice. If I resign, I shall only receive the payments required by Section 5A and the Company may accept my resignation effective on the date set forth in my notice or any earlier date.

               (f)     DEATH.   If  I  die  while employed under this Agreement,
the payments required by Section 5(a) in the event of my death shall be made to my legal representative.

               (g) TRANSFERS TO GROUP MEMBER. My transfer to a subsidiary of the Company ["Group Member"] shall not be deemed a termination of my employment under this Agreement if it assumes this Agreement. However, not withstanding anything contained to the contrary in this Agreement or the Stock Purchase Agreement, when the Company achieves revenues greater than or equal to $1,000,000 for three months of any five month period, together with achieving a net operating profit, the Company shall be transferred to or made a part of a separate division or group for Telecommunications Services and the Executive, at that time shall assume the duties of President of that Division reporting to the CEO of Charys Holding Company, Inc.

               (h) DISPUTES UNDER THIS SECTION. All disputes relating to this Agreement, including disputes relating to this section, shall be resolved by final and binding arbitration under Section 8. For example, if the Company and I disagree as to whether the Company had Cause to terminate my employment, we will resolve the dispute through arbitration; the arbitrator will decide whether the Company had Cause to terminate me.

               (i) AMOUNTS OWED TO THE COMPANY. Any amounts payable to me under this section shall first be applied to repay any amounts I owe the Company.

               (j) DEFINITION OF CHANGE OF CONTROL. Consummation by the company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of related transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) the sale of all or substantially all of the assets of the Company; provided that, with respect to this Section, a Change in Control shall not be deemed to have occurred should any of the contingencies referred to in this Section result from terms of executed contractual agreements, and such terms are in effect on or before the Commencement Date.

          6. CONFIDENTIALITY. I acknowledge that as an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, marketing and business plans and strategies, procedures, methods of operation and marketing, financial data, lists of actual and potential customers and suppliers, and independent sales representatives and related data, technical procedures, engineering and product specifications, plans for development and expansion, and other confidential and sensitive information, and I acknowledge that the Company has a legitimate business interest in protecting the confidentiality of such information. I acknowledge that I will be entrusted with such information as well as confidential information belonging to customers, suppliers, and other third parties.

          7. "TRADE SECRETS" are defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, product plans, or lists of actual or potential customers or suppliers which are not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

          8. "CONFIDENTIAL INFORMATION" is defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, other than Trade Secrets, which is material and valuable to the Company and not generally known by the public.

          9. PROMISE NOT TO DISCLOSE. I promise never to use or disclose any Trade Secret before it has become generally known within the relevant industry through no fault of my own. I agree that this promise shall never expire. I further promise that, while this Agreement is in effect and for 2 years after its termination, I will not, without the prior written approval of the Company, use or disclose any Confidential Information before it has become generally known within the relevant industry through no fault of my own.

          10. PROMISE NOT TO SOLICIT. To prevent me from inevitably breaking this promise, I further agree that, while this Agreement is in effect and for 18 months after its termination: (1) as to any customer or supplier of the Group with whom I had dealings or about whom I acquired proprietary information during my employment, I will not solicit or attempt to solicit (or assist others to solicit) the customer or supplier to do business with any person or entity other than the Group; and (2) I will not solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an officer, manager, employee, or consultant of the Group.

          11. PROMISE NOT TO ENGAGE IN CERTAIN EMPLOYMENT. I agree that, while this Agreement is in effect and for 18 months after its termination, I will not accept any employment or engage in any activity, without the written consent of the Company's Board of Directors if the loyal and complete fulfillment of my duties in such employment would inevitably require me to reveal or utilize Trade Secrets or Confidential Information, as reasonably determined by the Company's Board of Directors.

          12. RETURN OF INFORMATION. When my employment with the Company ends, I will promptly deliver to the Company, or, at its written instruction, destroy, all documents, data, drawings, manuals, letters, notes, reports, electronic mail, recordings, and copies thereof, of or pertaining to it or any other Group member in my possession or control. In addition, during my employment with the Company or the Group and thereafter, I agree to meet with Company personnel and, based on knowledge or insights I gained during my employment with the Company and the Group, answer any question they may have related to the Company or the Group.

          13. PROMISE TO DISCUSS PROPOSED ACTIONS IN ADVANCE. To prevent the inevitable use or disclosure of Trade Secrets or Confidential Information, I promise that, before I disclose or use Trade Secrets or Confidential Information and before I commence employment, solicitations, or any other activity that could possibly violate the promises I have just made, I will discuss my proposed actions with an attorney for the Company, who will advise me in writing whether my proposed actions would violate these promises.

          14. INTELLECTUAL PROPERTY. Intellectual property (including such things as all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations, and photographs, that may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret, or other intellectual property law), developed, created, conceived, made, or reduced to practice during my Company employment (except intellectual property that has no relation to the Group or any Group customer that I developed, etc., purely on my own time and at my own expense), shall be the sole and exclusive property of the

Company, and I hereby assign all my rights, title, and interest in any such intellectual property to the Company.

          15. EXECUTION OF INNOVATION AGREEMENT. I agree to the terms of the Company's Assignment of Inventions agreement, which is attached to this Agreement as Schedule 1, and I promise to execute it contemporaneously with this Agreement.

          16. ENFORCEMENT OF THIS SECTION. Sections 6-13 shall survive the termination of this Agreement for any reason. t; these section's terms are reasonable and necessary to protect the Company's legitimate interests, these section's restrictions will not prevent me from earning or seeking a livelihood, these section's restrictions shall apply wherever permitted by law, and my violation of any of thee section's term would irreparably harm the Company. Accordingly, I agree that, if I violate any of the provisions of these sections, the Company or any Group member shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining me from committing or continuing any such violation, without the need to prove the inadequacy of money damages or post any bond or for any other undertaking.

          17.     NOTICE.

               (a)     TO  THE  COMPANY.   I will send all communications to the
Company  in  writing,  addressed  as follows (or in any other manner the Company
notifies me to use):Charys Holding Company Inc. Attention:   Billy Ray, CEO 1117
Perimeter Center West, Suite N 415 Atlanta, Georgia 30338 Fax:    (678) 443-2320
Tel.:  (678)  443-  2300.

               (b)     TO  ME.   All  communications  from  the  Company  to  me
relating to this Agreement must be sent to me in writing at my Company office or in any other manner I notify the Company to use.

               (c) TIME NOTICE DEEMED GIVEN. Notice shall be deemed to have been given when delivered or, if earlier (1) when mailed by United States certified or registered mail, return receipt requested, postage prepaid, or (2) faxed with confirmation of delivery, in either case, addressed as required in this section.


          18. ARBITRATION OF DISPUTES. All disputes between the Company and me are to be resolved by final and binding arbitration in accordance with the separate Arbitration Agreement attached as Schedule 2 to this Agreement. This section shall remain in effect after the termination of this Agreement.

          19. GOLDEN PARACHUTE LIMITATION. I agree that my payments and benefits under this Agreement and all other contracts, arrangements, or programs shall not, in the aggregate, exceed the maximum amount that may be paid to me without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, my benefits shall be cut back in the priority order designated by the Company. If an amount in excess of the limit set forth in this section is paid to me, I will repay the excess amount to the Company upon demand, with interest at the rate provided for in Internal Revenue Code Section 1274(b)(2)(B). The Company and I agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits I receive.

          20. AMENDMENT. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by a duly authorized Company officer and me. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

          21. INTERPRETATION; EXCLUSIVE FORUM. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Georgia (excluding any that mandate the use of another jurisdiction's laws). Any litigation, arbitration, or similar proceeding with respect to such matters only may be brought within that state, and all parties to this Agreement consent to that state's jurisdiction and agree that venue anywhere in that state would be proper.

          22. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, me and my estate, but I may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which I participate. Without my consent, the Company may assign this Agreement to any affiliate or successor that agrees in writing to be bound by this Agreement, after which any reference to the "Company" in this Agreement shall be deemed to be a reference to the affiliate or successor, and the Company thereafter shall have no further primary, secondary or other responsibilities or liabilities under this Agreement of any kind.

          23. TAXES. The Company shall withhold taxes from payments it makes pursuant to this Agreement as it determines to be required by applicable law.

          24. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event that a court of competent jurisdiction determines that any provision of this Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

          26. ENTIRE AGREEMENT. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement. However, this Agreement does not override other written agreements I have executed relating to specific aspects of my employment, such as conflicts of interest.

          27. FORMER EMPLOYERS. I am not subject to any employment, confidentiality, or other agreement or restriction that would prevent me from fully satisfying my duties under this Agreement or that would be violated if I did so.

          28. DEPARTMENT OF HOMELAND SECURITY VERIFICATION REQUIREMENT. If I have not already done so, I agree to timely file all documents required by the Department of Homeland Security to verify my identity and my lawful employment in the United States. Notwithstanding any other provision of this Agreement, if I fail to meet any such requirements promptly after receiving a written request from the Company to do so, I agree that my employment shall terminate immediately and that I shall not be entitled to any compensation from the Company of any type.

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL. ,
--------------------------------------------------------------------------------


By: /s/ Billy B. Caudill                Charys Holding Company Inc.
   ------------------------------

Name: Billy B. Caudill                  By: /s/ Billy V. Ray Jr.
     ----------------------------          ---------------------------------
                                        Name: Billy V. Ray Jr.
                                             -------------------------------
                                        Title: CEO
                                              ------------------------------

Date: 6-12-06                           Date: 6-12-06
     ----------------------------            -------------------------------

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.
--------------------------------------------------------------------------------


By:                                     Charys Holding Company Inc.
   ------------------------------

Name:                                   By: /s/ Billy V. Ray J.
     ----------------------------          ---------------------------------
                                        Name: Billy V. Ray J.
                                             -------------------------------
                                        Title: CEO
                                              ------------------------------

Date:                                   Date: 6-12-06
     ----------------------------            -------------------------------

                                   Schedule 1
                                   ----------
                            ASSIGNMENT OF INVENTIONS
                            ------------------------

1. I will promptly disclose in writing to the Company all Inventions. For purposes of this Agreement, "Invention" shall mean any discovery, whether or not patentable, as well as improvements thereto, which is conceived or first practiced by me, alone or in a joint effort with others, whether prior to or following execution of this Agreement, which: (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that I have been assigned as part of my duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which I am involved; (iv) is useful, or which the Company reasonably expects may be useful, in any manufacturing or product design process of the Company; or (v) utilizes any Confidential Information.

2. All Inventions developed while employed by the Company in the scope of such my employment and duties belong to and are the sole property of the Company and will be subject to this Agreement. I assign to the Company all right, title, and interest I may have or may acquire in and to all Inventions. I shall sign and deliver to the Company (during and after employment) any other documents that the Company considers reasonably necessary to provide evidence of (i) the assignment of all of my rights, if any, in any Inventions and (ii) the Company's ownership of such Inventions.

3. I will assist the Company in applying for, prosecuting, obtaining, or enforcing any patent, copyright, or other right or protection relating to any Invention, all at the Company's expense but without consideration to me in excess of my salary or wages. If the Company requires any assistance after termination of my employment, I will be compensated for time actually spent in providing that assistance at an hourly rate equivalent to my salary or wages during the last period of employment with the Company.

4. If the Company is unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.

Employee:                         Charys Holding Company Inc.

/s/ Billy B. Caudill              /s/ Billy V. Ray Jr.
------------------------------    --------------------------------------
Signature of Employee             Signature of Authorized Company Representative

                                  CEO
                                  --------------------------------------
Print Name of Employee            Title of Representative

Billy B. Caudill                  6-12-06
------------------------------    --------------------------------------
Date                              Date

                                   Schedule 2
                                   ----------

                       MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                       ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims Covered by the Agreement
-------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims Not Covered by the Agreement
-----------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief") in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time Limits for Commencing Arbitration and Required Notice of All Claims
------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation of Witnesses
------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration Procedures
----------------------

          The arbitration will be held under the auspices of a sponsoring organization, either the American Arbitration Association ("AAA") or Judicial Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

          The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration Fees and Costs
--------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial Review
---------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate Commerce
-------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements for Modification or Revocation
-------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole and Entire Agreement
-------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Voluntary Agreement
-------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.


Billy  B.  Caudill:               Charys  Holding  Company  Inc.


/s/ Billy B. Caudill              /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Billy B Caudill                   CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.


Billy B Caudill:                  Charys Holding Company Inc.


                                  /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

                                   APPENDIX A

                             DUTIES AND PRIORITIES:
                             ----------------------


POSITION:                President and Chief Financial Officer


RESPONSIBILITY:

               [ ]  Development  of subsidiary annual operating plan objectives.

               [ ]  Achievement  of  annual  objectives agreed to by Corporation

               [ ]  Development  of  Telecommunications  Infrastructure  Market

                         -    Sales  opportunity  development

                         -    Customer  relationship  management

                         - Company acquisition opportunity identification identification

                         -    New  market  business  development

               [ ]  Management  of  Telecommunication  Infrastructure Businesses

                         - Financial, Employee, and other management decisions necessary to ensure profitability and achievement of objectives


STARTING:                Effective  Date  of  purchase of Digital Communications
                         Services  Inc.

REPORTS TO:              Chief  Executive  Officer  -  Charys  Technologies Inc.

LOCATION:                As Mutually Agreed

COMPENSATION:            Annual  Salary: See EXHIBIT 1, attached hereto and made
                         a  part  hereof

                                    EXHIBIT 1
                                    ---------

                            BASE SALARY COMPENSATION
                            ------------------------

                   Initial   $750,000    $1 M      $1.5M      $2M
Billy Caudill      $120,000  $145,000  $165,000  $200,000  $225,000

Daniel L. Osborne  $ 96,000  $110,000  $125,000  $160,000  $185,000

     1. Base salary levels based upon achieving revenues at the stated levels for 3 months of any 5 month period, together with achieving a net operating profit.

                                    EXHIBIT C
                                    ---------

                              EMPLOYMENT AGREEMENT
                              --------------------

I, DAN OSBORNE, an individual ("Executive") residing in West Palm Beach, Florida, agree to the terms and conditions of employment with DIGITAL COMMUNICATIONS SERVICES, INC. a Kentucky corporation located at 96 NE 5th Avenue, Delray Beach, Florida 33483 ("Company"), set forth in this Employment Agreement ("Agreement").

          1. TERM OF EMPLOYMENT. My employment under this Agreement shall commence on June 1, 2006 and shall end on the third anniversary of that date (Expiration Date), or such earlier date on which my employment is terminated under Section 5 of this Agreement. On each anniversary of my commencement of employment under this Agreement, the Expiration Date shall be extended for one year unless the Company notified me at least thirty (30) days before that anniversary that it was not extending this Agreement. If the Company continues to employ me beyond the Expiration Date without entering into a written agreement extending the term of this Agreement, except as provided in a new written employment agreement between the Company and me, all obligations and rights under this Agreement shall prospectively lapse as of the Expiration Date, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, and I thereafter shall be an at-will employee of the Company.

          2. NATURE OF DUTIES. I shall be the Co-President and Chief Financial Officer of the Digital Communications Services subsidiary of Charys Holding Company. As such, I shall have the responsibilities set forth in APPENDIX A. I agree that the Company may alter my duties from time to time if such duties are consistent with that of the position held by the Executive. I shall devote substantially, all my business time and effort to the performance of my duties for the Company, which I shall perform faithfully and to the best of my ability. I shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for me to (i) serve on corporate (subject to approval of the Board), civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions,
(iii) manage personal investments, including my interest in Daniel L. Osborne, PA, and Mizner Title and Trust, Inc., or other businesses in which I currently have a financial interest, so long as such activities do not significantly interfere with or significantly detract from the performance of my responsibilities to the Company in accordance with this agreement.

          3. PLACE OF PERFORMANCE. I shall be based at the Company's office in Tampa, FL, except for required travel on the Company's business and stays at my primary residence in West Palm Beach, Florida.

          4.     COMPENSATION  AND  RELATED  MATTERS.

               (a) BASE SALARY. The Company shall pay me, or designated business entity, a base salary at an annual rate as determined by APPENDIX A. attached hereto and made a part hereof, with such base salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes.

               (b) DISCRETIONARY BONUSES AND STOCK OPTIONS. Following the Earn out period described in EXHIBIT C of the Digital Communications Services Stock Purchase agreement, I shall be eligible for bonuses and other incentive compensation under bonus and incentive compensation plans generally available to other similarly situated Company executives.

               (c) STANDARD BENEFITS. During my employment, I shall be entitled to participate in all employee benefit plans and programs, including paid vacations, to the same extent generally available to other similarly situated Company executives, in accordance with the terms of those plans and programs. The Company shall have the right to terminate or change any such plan or program at any time.

               (d) INDEMNIFICATION. The Company shall extend to me the same indemnification arrangements as are generally provided to other similarly situated Company executives, including after termination of my employment.

               (e) EXPENSES.I shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses I incur in connection with my employment, but I must incur and account for those expenses in accordance with the policies and procedures established by the Company.

               (f) SARBANES-OXLEY ACT LOAN PROHIBITION. To the extent that any Company benefit, program, practice, arrangement, or this Agreement would or might otherwise result in my receipt of an illegal loan (Loan), the Company shall use reasonable efforts to provide me with a substitute for the Loan that is lawful and of at least equal value to me. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to me or provide me substitute for it.

          5.     TERMINATION.

               (a) RIGHTS AND DUTIES. If my employment is terminated, I shall be entitled to the amounts or benefits shown on the applicable row of the following table, subject to the balance of this Section 5. The Company and I shall have no further obligations to each other, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, or as set forth in any written agreement I subsequently enter into with the Company.

----------------------------------------------------------------------------------

DISCHARGE    Payment or provision when due of (1) any unpaid base salary,
FOR CAUSE    expense reimbursements, and vacation days accrued prior to termination of employment, and (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans, including any Earn Out compensation computed up to the date of termination of employment.

----------------------------------------------------------------------------------

DISABILITY   Same as for "Discharge for Cause" EXCEPT that I also shall be potentially eligible for disability benefits under any Company-
             provided disability plan in which I then participate.

----------------------------------------------------------------------------------

DISCHARGE    Same as for "Discharge for Cause" EXCEPT that, in exchange for
OTHER        my execution of a release in accordance with this section, my Base
THAN         Salary, but not my employment, shall continue through for one (1)
FOR CAUSE    year regardless of the remaining term of this Agreement.
OR
DISABILITY

----------------------------------------------------------------------------------

RESIGNATION  Same as for "Discharge for Cause."

----------------------------------------------------------------------------------

DEATH Same as for "Discharge for Cause" EXCEPT that payments shall be made to my legal representative

----------------------------------------------------------------------------------

EXPIRATION   Same as for "Discharge for Cause."
OF
AGREEMENT

----------------------------------------------------------------------------------


----------------------------------------------------------------------------------

CHANGE OF    Payment or provision when due of (1) any unpaid base salary,
CONTROL      expense reimbursements, and vacation days accrued prior to termination of employment, (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans
             (3) pay to the Executive on the termination date a lump sum payment equal to three (3) times Base Salary as of the date of my resignation resulting from the Change in Control and (4) all stock options previously granted to Employee shall become fully vested and immediately exerciseable..

----------------------------------------------------------------------------------

               (b) DISCHARGE FOR CAUSE. The Company may terminate my employment at any time if it believes in good faith that it has Cause to terminate me. "Cause" shall include, but not be limited to:

                    (i) my refusal to follow the Company's lawful directions or my material failure to perform my duties (other than by reason of physical or mental illness, injury, or condition), in either case, after I have been given notice of my default and a 10 day opportunity to cure my default;

                    (ii)     my failure to comply with Company policies;

          (i) my engaging in conduct that is or may be unlawful or disreputable, to the possible detriment of the Company and its subsidiaries n;

          (ii) my becoming  insolvent  or  filing  for  bankruptcy;

                    (iii) my seeking, exploring, or accepting a position with another business enterprise or venture without the Company's written consent at any time more than 90 days before the Expiration Date; or

                    (iv) my engaging in activities on behalf of an enterprise which competes or plans to compete with the Company or any of its subsidiaries or affiliates.

               (c) TERMINATION FOR DISABILITY. Except as prohibited by applicable law, the Company may terminate my employment on account of Disability, or may transfer me to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" means a physical or mental illness, injury, or condition that prevents me from performing my duties with reasonable accommodations for a period of 30 consecutive days or 60 days in any one-year period.

               (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. The Company may terminate my employment at any time for any reason, and without advance notice. If I am terminated by the Company other than for Cause under Section 5(b) or for Disability under Section 5(c), I will only receive the special benefits provided for a non-Cause discharge under Section 5 (a) if I sign a general release form furnished to me by the Company (which may include any provision customary in formal settlement agreements and general releases, including such things as my release of the Company and all conceivably related persons or entities ("affiliates") from all known and unknown claims, my covenant never in the future to pursue any released claim, my promise not to solicit current or former customers, employees, suppliers or, to the fullest extent lawful, engage in business activities that compete with the Company or any affiliate, or disclose or use any of their proprietary or trade secret information) within 60 days after my employment ends (or within 60 days after an arbitrator determines that I am entitled to such payments if I sign the general release) and I do not thereafter properly revoke the release. I may resign my employment within 60 days after a Change of Control in which event I shall only receive the special benefits provided for a Non-Cause Discharge Due to a Change of Control under Section 5(a).

               (b) RESIGNATION. I promise not to resign my employment before the Expiration Date without giving the Company at least 30 days advance written notice. If I resign, I shall only receive the payments required by Section 5A and the Company may accept my resignation effective on the date set forth in my notice or any earlier date.

               (f)     DEATH.   If  I  die  while employed under this Agreement,
the payments required by Section 5(a) in the event of my death shall be made to my legal representative.

               (g) TRANSFERS TO GROUP MEMBER. My transfer to a subsidiary of the Company ["Group Member"] shall not be deemed a termination of my employment under this Agreement if it assumes this Agreement. However, not withstanding anything contained to the contrary in this Agreement or the Stock Purchase Agreement, when the Company achieves revenues greater than or equal to $1,000,000 for three months of any five month period, together with achieving a net operating profit, the Company shall be transferred to or made a part of a separate division or group for Telecommunications Services and the Executive, at that time shall assume the duties of President of that Division reporting to the CEO of Charys Holding Company, Inc.

               (h) DISPUTES UNDER THIS SECTION. All disputes relating to this Agreement, including disputes relating to this section, shall be resolved by final and binding arbitration under Section 8. For example, if the Company and I disagree as to whether the Company had Cause to terminate my employment, we will resolve the dispute through arbitration; the arbitrator will decide whether the Company had Cause to terminate me.

               (i) AMOUNTS OWED TO THE COMPANY. Any amounts payable to me under this section shall first be applied to repay any amounts I owe the Company.

               (j) DEFINITION OF CHANGE OF CONTROL. Consummation by the company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of related transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) the sale of all or substantially all of the assets of the Company; provided that, with respect to this Section, a Change in Control shall not be deemed to have occurred should any of the contingencies referred to in this Section result from terms of executed contractual agreements, and such terms are in effect on or before the Commencement Date.

          17. CONFIDENTIALITY. I acknowledge that as an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, marketing and business plans and strategies, procedures, methods of operation and marketing, financial data, lists of actual and potential customers and suppliers, and independent sales representatives and related data, technical procedures, engineering and product specifications, plans for development and expansion, and other confidential and sensitive information, and I acknowledge that the Company has a legitimate business interest in protecting the confidentiality of such information. I acknowledge that I will be entrusted with such information as well as confidential information belonging to customers, suppliers, and other third parties.

          18. "TRADE SECRETS" are defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, product plans, or lists of actual or potential customers or suppliers which are not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

          19. "CONFIDENTIAL INFORMATION" is defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, other than Trade Secrets, which is material and valuable to the Company and not generally known by the public.

          20. PROMISE NOT TO DISCLOSE. I promise never to use or disclose any Trade Secret before it has become generally known within the relevant industry through no fault of my own. I agree that this promise shall never expire. I further promise that, while this Agreement is in effect and for 2 years after its termination, I will not, without the prior written approval of the Company, use or disclose any Confidential Information before it has become generally known within the relevant industry through no fault of my own.

          21. PROMISE NOT TO SOLICIT. To prevent me from inevitably breaking this promise, I further agree that, while this Agreement is in effect and for 18 months after its termination: (1) as to any customer or supplier of the Group with whom I had dealings or about whom I acquired proprietary information during my employment, I will not solicit or attempt to solicit (or assist others to solicit) the customer or supplier to do business with any person or entity other than the Group; and (2) I will not solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an officer, manager, employee, or consultant of the Group.

          22. PROMISE NOT TO ENGAGE IN CERTAIN EMPLOYMENT. I agree that, while this Agreement is in effect and for 18 months after its termination, I will not accept any employment or engage in any activity, without the written consent of the Company's Board of Directors if the loyal and complete fulfillment of my duties in such employment would inevitably require me to reveal or utilize Trade Secrets or Confidential Information, as reasonably determined by the Company's Board of Directors.

          23. RETURN OF INFORMATION. When my employment with the Company ends, I will promptly deliver to the Company, or, at its written instruction, destroy, all documents, data, drawings, manuals, letters, notes, reports, electronic mail, recordings, and copies thereof, of or pertaining to it or any other Group member in my possession or control. In addition, during my employment with the Company or the Group and thereafter, I agree to meet with Company personnel and, based on knowledge or insights I gained during my employment with the Company and the Group, answer any question they may have related to the Company or the Group.

          24. PROMISE TO DISCUSS PROPOSED ACTIONS IN ADVANCE. To prevent the inevitable use or disclosure of Trade Secrets or Confidential Information, I promise that, before I disclose or use Trade Secrets or Confidential Information and before I commence employment, solicitations, or any other activity that could possibly violate the promises I have just made, I will discuss my proposed actions with an attorney for the Company, who will advise me in writing whether my proposed actions would violate these promises.

          25. INTELLECTUAL PROPERTY. Intellectual property (including such things as all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations, and photographs, that may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret, or other intellectual property law), developed, created, conceived, made, or reduced to practice during my Company employment (except intellectual property that has no relation to the Group or any Group customer that I developed, etc., purely on my own time and at my own expense), shall be the sole and exclusive property of the Company, and I hereby assign all my rights, title, and interest in any such intellectual property to the Company.

          26. EXECUTION OF INNOVATION AGREEMENT. I agree to the terms of the Company's Assignment of Inventions agreement, which is attached to this Agreement as Schedule 1, and I promise to execute it contemporaneously with this Agreement.

          27. ENFORCEMENT OF THIS SECTION. Sections 6-13 shall survive the termination of this Agreement for any reason, t; these section's terms are reasonable and necessary to protect the Company's legitimate interests, these section's restrictions will not prevent me from earning or seeking a livelihood, these section's restrictions shall apply wherever permitted by law, and my violation of any of thee section's term would irreparably harm the Company. Accordingly, I agree that, if I violate any of the provisions of these sections, the Company or any Group member shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining me from committing or continuing any such violation, without the need to prove the inadequacy of money damages or post any bond or for any other undertaking.

          17.     NOTICE.

               (a) TO THE COMPANY. I will send all communications to the Company in writing, addressed as follows (or in any other manner the Company notifies me to use): Charys Holding Company Inc. Attention: Billy Ray, CEO 1117 Perimeter Center West, Suite N 415 Atlanta, Georgia 30338 Fax: (678) 443-2320
Tel:  (678)  443-2300.

               (b) TO ME. All communications from the Company to me relating to this Agreement must be sent to me in writing at my Company office or in any other manner I notify the Company to use.

               (c) TIME NOTICE DEEMED GIVEN. Notice shall be deemed to have been given when delivered or, if earlier (1) when mailed by United States certified or registered mail, return receipt requested, postage prepaid, or (2) faxed with confirmation of delivery, in either case, addressed as required in this section.

          18. ARBITRATION OF DISPUTES. All disputes between the Company and me are to be resolved by final and binding arbitration in accordance with the separate Arbitration Agreement attached as Schedule 2 to this Agreement. This section shall remain in effect after the termination of this Agreement.

          19. GOLDEN PARACHUTE LIMITATION. I agree that my payments and benefits under this Agreement and all other contracts, arrangements, or programs shall not, in the aggregate, exceed the maximum amount that may be paid to me without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, my benefits shall be cut back in the priority order designated by the Company. If an amount in excess of the limit set forth in this section is paid to me, I will repay the excess amount to the Company upon demand, with interest at the rate provided for in Internal Revenue Code
Section 1274(b)(2)(B). The Company and I agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits I receive.

          20. AMENDMENT. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by a duly authorized Company officer and me. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

          21. INTERPRETATION; EXCLUSIVE FORUM. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Georgia (excluding any that mandate the use of another jurisdiction's laws). Any litigation, arbitration, or similar proceeding with respect to such matters only may be brought within that state, and all parties to this Agreement consent to that state's jurisdiction and agree that venue anywhere in that state would be proper.

          22. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, me and my estate, but I may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which I participate. Without my consent, the Company may assign this Agreement to any affiliate or successor that agrees in writing to be bound by this Agreement, after which any reference to the "Company" in this Agreement shall be deemed to be a reference to the affiliate or successor, and the Company thereafter shall have no further primary, secondary or other responsibilities or liabilities under this Agreement of any kind.

          23. TAXES. The Company shall withhold taxes from payments it makes pursuant to this Agreement as it determines to be required by applicable law.

          24. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event that a court of competent jurisdiction determines that any provision of this Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

          26. ENTIRE AGREEMENT. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement. However, this Agreement does not override other written agreements I have executed relating to specific aspects of my employment, such as conflicts of interest.

          27. FORMER EMPLOYERS. I am not subject to any employment, confidentiality, or other agreement or restriction that would prevent me from fully satisfying my duties under this Agreement or that would be violated if I did so.

          28. DEPARTMENT OF HOMELAND SECURITY VERIFICATION REQUIREMENT. If I have not already done so, I agree to timely file all documents required by the Department of Homeland Security to verify my identity and my lawful employment in the United States. Notwithstanding any other provision of this Agreement, if I fail to meet any such requirements promptly after receiving a written request from the Company to do so, I agree that my employment shall terminate immediately and that I shall not be entitled to any compensation from the Company of any type.

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL
--------------------------------------------------------------------------------


By: /s/ Dan Osborne               Charys  Holding  Company  Inc.
   ----------------------

Name:  Dan Osborne                By:  /s/ Billy V. Ray Jr.
     --------------------            -------------------------------------------
                                  Name:  Billy V. Ray Jr.
                                       -----------------------------------------
                                  Title:  CEO
                                        ----------------------------------------

Date:  06-06-06                   Date:  6-12-06
     --------------------              -----------------------------------------

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.
--------------------------------------------------------------------------------


By:                               Charys  Holding  Company  Inc.
   ----------------------

Name:                             By:  /s/  Billy  V.  Ray  Jr.
     --------------------            -------------------------------------------
                                  Name:  Billy  V.  Ray  Jr.
                                       -----------------------------------------
                                  Title:  CEO
                                        ----------------------------------------

Date:                             Date:  6-12-06
     --------------------              -----------------------------------------

                                   Schedule 1
                                   ----------

                             ASSIGNMENT OF INVENTIONS
                             ------------------------

1. I will promptly disclose in writing to the Company all Inventions. For purposes of this Agreement, "Invention" shall mean any discovery, whether or not patentable, as well as improvements thereto, which is conceived or first practiced by me, alone or in a joint effort with others, whether prior to or following execution of this Agreement, which: (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that I have been assigned as part of my duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which I am involved; (iv) is useful, or which the Company reasonably expects may be useful, in any manufacturing or product design process of the Company; or (v) utilizes any Confidential Information.

2. All Inventions developed while employed by the Company in the scope of such my employment and duties belong to and are the sole property of the Company and will be subject to this Agreement. I assign to the Company all right, title, and interest I may have or may acquire in and to all Inventions. I shall sign and deliver to the Company (during and after employment) any other documents that the Company considers reasonably necessary to provide evidence of (i) the assignment of all of my rights, if any, in any Inventions and (ii) the Company's ownership of such Inventions.

3. I will assist the Company in applying for, prosecuting, obtaining, or enforcing any patent, copyright, or other right or protection relating to any Invention, all at the Company's expense but without consideration to me in excess of my salary or wages. If the Company requires any assistance after termination of my employment, I will be compensated for time actually spent in providing that assistance at an hourly rate equivalent to my salary or wages during the last period of employment with the Company.

4. If the Company is unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.


Employee:                         Charys Holding Company Inc.


/s/ Dan Osborne                   /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Dan Osborne                       Billy V. Ray Jr.  CEO
                                  ----------------------------------------------
Print Name of Employee            Title of Representative


06-06-06                          6-12-06
-------------------------         ----------------------------------------------
Date                              Date
to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.

Employee:                         Charys Holding Company Inc.


                                  /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
                                  ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

                                   Schedule 2
                                   ----------

                      MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                      ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims Covered by the Agreement
-------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims Not Covered by the Agreement
-----------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief") in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time Limits for Commencing Arbitration and Required Notice of All Claims
------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation of Witnesses
------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration Procedures
----------------------

          The arbitration will be held under the auspices of a sponsoring organization, either the American Arbitration Association ("AAA") or Judicial Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

          The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration Fees and Costs
--------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial Review
---------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate Commerce
-------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements for Modification or Revocation
-------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole and Entire Agreement
-------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Voluntary Agreement
-------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.

Dan Osborne:                      Charys Holding Company Inc.


/s/ Dan Osborne                   /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Dan Osborne                       CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


06-06-06                          6-12-06
-------------------------         ----------------------------------------------
Date:                             Date:

Dan Osborne:                      Charys Holding Company Inc.


                                  /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date:                             Date:

                                   APPENDIX A

                             DUTIES AND PRIORITIES:
                             ----------------------

POSITION:                Co-President and Chief Financial Officer

RESPONSIBILITY:

               [ ]  Development  of subsidiary annual operating plan objectives.

               [ ]  Achievement  of  annual  objectives agreed to by Corporation

               [ ]  Development  of  Telecommunications  Infrastructure  Market

                         -    Sales  opportunity  development

                         -    Customer  relationship  management

                         -    Company  acquisition  opportunity  identification

                         -    New  market  business  development

               [ ]  Management  of  Telecommunication  Infrastructure Businesses

                         - Financial, Employee, and other management decisions necessary to ensure profitability and achievement of objectives


STARTING:                Effective  Date  of  purchase of Digital Communications
                         Services Inc.

REPORTS TO:              Chief  Executive  Officer  -  Charys  Technologies Inc.

LOCATION:                As  Mutually  Agreed

COMPENSATION:            Annual  Salary: See EXHIBIT 1, attached hereto and made
                         a  part  hereof

                                    EXHIBIT 1
                                    ---------


                            BASE SALARY COMPENSATION
                            ------------------------

                   Initial   $750,000     $1M      $1.5M      $2M
Billy Caudill      $120,000  $145,000  $165,000  $200,000  $225,000

Daniel L. Osborne  $ 96,000  $110,000  $125,000  $160,000  $185,000

     1. Base salary levels based upon achieving revenues at the stated levels for 3 months of any 5 month period, together with achieving a net operating profit.

                                      EXHIBIT D
EARN OUT:  Following are the performance targets including sale revenue, net income and EBITDA for the Company for the approximate 3 years following the date of Acquisition.  If targets are achieved then,  for each year, a percentage of net income, as illustrated, will be paid as Bonus
           Compensation within 90 days following the end of each fiscal year. Of such Bonus Compensation, the respective Sellers may elect, in their sole discretion, to receive up to 50% of the Bonus Compensation in cash. The balance of the Bonus Compensation may be paid in cash or stock, at the discretion of Charys, with acceptance by Executive. In the event Charys elects to pay the Bonus Compensation in stock, the number of shares to be issued to the Executive shall be computed based on a share price equal to the Closing Price of the Buyers' stock ads of the date of this Agreement.
           However, in the event that the Company incurs a net operating loss during any annual period such share price shall change to the then current market price of the Buyers' stock for all remaining earn out payments.

EARN OUT
CALCULATION
                                     FULL YEAR 1   FULL YEAR 2   FULL YEAR 3
                                     ------------  ------------  ------------
Revenue Projection          -        $ 18,000,000  $ 30,000,000  $ 45,000,000

EBITDA Projection           -   10%     1,800,000  $  3,000,000  $  4,500,000

Net Earnings Projection     -    6%     1,080,000  $  1,800,000  $  2,700,000


EARN-OUT GOAL               -        $    540,000  $    900,000  $  1,350,000

TOTAL EARN-OUT GOAL                                    $ 1,560,000

ACTUAL RESULTS ILLUSTRATION

Revenues                     $11,000,000  $18,000,000  $22,000,000

EBITDA                       $ 1,000,000  $ 1,900,000  $ 2,200,000

Net Earnings                 $   300,000  $ 1,100,000  $ 1,400,000

PERCENTAGE OF GOAL MET
Revenues                110.00%  100.00%  91.67%

EBITDA                  100.00%  105.56%  91.67%

Net Earnings             50.00%  101.85%  97.22%

CALCULATION FACTOR
Revenues                       10%     11.00%     10.00%      9.17%

EBITDA                         60%     60.00%     63.33%     55.00%

Net Earnings                   30%     15.00%     30.56%     29.17%

Calculation Factor (i)                 86.00%    103.89%     93.33%

                                    $258,000   $561,000   $672,000
Earn-out - Cash/Stock Payout

TOTAL EARN-OUT ACHIEVED                                             $1,491,0


NOTES
-----

     (i) Such calculation factor shall not exceed 110% for any given period. However, any Earn Out amounts not utilized during any annual period due to the 110% cap on the calculation factor may be carried forward to benefit any remaining earn out periods.

     (ii) Management fees shall be limited to those expenses incurred by Buyer directly for the benefit of the Company. Any allocated income taxes shall be based upon Buyer's actual effective income tax rate for each respective annual period.

     (iii) Sellers shall have the right to receive additional compensation, under a plan to be mutually agreed to, for acquisitions completed by the Buyer resulting from the direct efforts of the Sellers.

EARN OUT ILLUSTRATION
                                   FULL YEAR 1   FULL YEAR 2   FULL YEAR 3
                                   ------------  ------------  ------------
Revenue Projection         -       $ 10,000,000  $ 18,000,000  $ 24,000,000

EBITDA Projection          -  10%  $  1,000,000  $  1,800,000  $  2,400,000

Net Earnings Projection    -   6%  $    600,000  $  1,080,000  $  1,440,000


EARN-OUT GOAL                      $    300,000  $    540,000  $    720,000

                                    EXHIBIT E

                               OPINION OF COUNSEL

                                    EXHIBIT F

                              FINANCIAL STATEMENTS

                                    EXHIBIT G

                        STATEMENT OF MATERIAL LIABILITIES

Pending litigation with Cross Country Cable

Pending Inland Marine Insurance Settlement with CNA with regard to Equipment, lost in connection with Hurricane Katrina

                                    EXHIBIT H

                         STATEMENT OF MATERIAL CONTRACTS

                                  SCHEDULE 4.2

                  LIST OF CURRENT STOCKHOLDERS OF THE COMPANY

Billy B. Caudill     80%

Daniel L. Osborne    20%

                                  SCHEDULE 4.10

                          TITLE TO PROPERTY AND ASSETS

                                  SCHEDULE 8.2

                            PROCEEDING OR LITIGATION

Cross Country Cable litigation, with Plaintiff claiming approximately $638,000, of which the Company has accrued a reserve for settlement the amount of $510,000 as of March 31, 2006.

                                   Schedule 2
                                   ----------

                       MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                       ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims Covered by the Agreement
-------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims Not Covered by the Agreement
-----------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief") in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time Limits for Commencing Arbitration and Required Notice of All Claims
------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation of Witnesses
------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration Procedures
----------------------

          The arbitration will be held under the auspices of a sponsoring organization, either the American Arbitration Association ("AAA") or Judicial Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

          The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration Fees and Costs
--------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial Review
---------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate Commerce
-------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements for Modification or Revocation
-------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole and Entire Agreement
-------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Voluntary Agreement
-------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.


Billy  B.  Caudill:               Charys  Holding  Company  Inc.


/s/ Billy B. Caudill              /s/Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Billy B Caudill                   CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.


Billy B Caudill:                  Charys Holding Company Inc.


                                  /s/Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

                                   APPENDIX A

                             DUTIES AND PRIORITIES:
                             ----------------------


POSITION:                President and Chief Financial Officer


RESPONSIBILITY:

               []   Development of subsidiary annual operating plan objectives.

               []   Achievement of annual objectives agreed to by Corporation

               []   Development of TelecommunicationsInfrastructure Market

                         -    Sales opportunity development

                         -    Customer relationship management

                         - Company acquisition opportunity identification identification

                         -    New market  business  development

               []   Management of Telecommunication Infrastructure Businesses

                         - Financial, Employee, and other management decisions necessary to ensure profitability and achievement of objectives


STARTING:                Effective Date of purchase of Digital Communications
                         Services Inc.

REPORTS TO:              Chief Executive Officer - Charys Technologies Inc.

LOCATION:                As Mutually Agreed

COMPENSATION:            Annual Salary: See EXHIBIT 1, attached hereto and made
                         a part hereof

                                    EXHIBIT 1
                                    ---------

                            BASE SALARY COMPENSATION
                            ------------------------

                   Initial   $750,000  $1 M     $1.5M      $2M
Billy Caudill      $120,000  $145,000  $165,000  $200,000  $225,000

Daniel L. Osborne  $ 96,000  $110,000  $125,000  $160,000  $185,000

     1. Base salary levels based upon achieving revenues at the stated levels for 3 months of any 5 month period, together with achieving a net operating profit.

                                    EXHIBIT C
                                    ---------

                              EMPLOYMENT AGREEMENT
                              --------------------

I, DAN OSBORNE, an individual ("Executive") residing in West Palm Beach, Florida, agree to the terms and conditions of employment with DIGITAL COMMUNICATIONS SERVICES, INC. a Kentucky corporation located at 96 NE 5th Avenue, Delray Beach, Florida 33483 ("Company"), set forth in this Employment Agreement ("Agreement").

          1. TERM OF EMPLOYMENT. My employment under this Agreement shall commence on June 1, 2006 and shall end on the third anniversary of that date (Expiration Date), or such earlier date on which my employment is terminated under Section 5 of this Agreement. On each anniversary of my commencement of employment under this Agreement, the Expiration Date shall be extended for one year unless the Company notified me at least thirty (30) days before that anniversary that it was not extending this Agreement. If the Company continues to employ me beyond the Expiration Date without entering into a written agreement extending the term of this Agreement, except as provided in a new written employment agreement between the Company and me, all obligations and rights under this Agreement shall prospectively lapse as of the Expiration Date, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, and I thereafter shall be an at-will employee of the Company.

          2. NATURE OF DUTIES. I shall be the Co-President and Chief Financial Officer of the Digital Communications Services subsidiary of Charys Holding Company. As such, I shall have the responsibilities set forth in APPENDIX A. I agree that the Company may alter my duties from time to time if such duties are consistent with that of the position held by the Executive. I shall devote substantially, all my business time and effort to the performance of my duties for the Company, which I shall perform faithfully and to the best of my ability. I shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for me to (i) serve on corporate (subject to approval of the Board), civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions,
(iii) manage personal investments, including my interest in Daniel L. Osborne, PA, and Mizner Title and Trust, Inc., or other businesses in which I currently have a financial interest, so long as such activities do not significantly interfere with or significantly detract from the performance of my responsibilities to the Company in accordance with this agreement.

          3. PLACE OF PERFORMANCE. I shall be based at the Company's office in Tampa, FL, except for required travel on the Company's business and stays at my primary residence in West Palm Beach, Florida.

          4.     COMPENSATION  AND  RELATED  MATTERS.

               (a) BASE SALARY. The Company shall pay me, or designated business entity, a base salary at an annual rate as determined by APPENDIX A. attached hereto and made a part hereof, with such base salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes.

               (b) DISCRETIONARY BONUSES AND STOCK OPTIONS. Following the Earn out period described in EXHIBIT C of the Digital Communications Services Stock Purchase agreement, I shall be eligible for bonuses and other incentive compensation under bonus and incentive compensation plans generally available to other similarly situated Company executives.

               (c) STANDARD BENEFITS. During my employment, I shall be entitled to participate in all employee benefit plans and programs, including paid vacations, to the same extent generally available to other similarly situated Company executives, in accordance with the terms of those plans and programs. The Company shall have the right to terminate or change any such plan or program at any time.

               (d) INDEMNIFICATION. The Company shall extend to me the same indemnification arrangements as are generally provided to other similarly situated Company executives, including after termination of my employment.

               (e) EXPENSES.I shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses I incur in connection with my employment, but I must incur and account for those expenses in accordance with the policies and procedures established by the Company.

               (f) SARBANES-OXLEY ACT LOAN PROHIBITION. To the extent that any Company benefit, program, practice, arrangement, or this Agreement would or might otherwise result in my receipt of an illegal loan (Loan), the Company shall use reasonable efforts to provide me with a substitute for the Loan that is lawful and of at least equal value to me. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to me or provide me substitute for it.

          5.     TERMINATION.

               (a) RIGHTS AND DUTIES. If my employment is terminated, I shall be entitled to the amounts or benefits shown on the applicable row of the following table, subject to the balance of this Section 5. The Company and I shall have no further obligations to each other, except the Company's ongoing indemnification obligation under Section 4, my confidentiality, etc. obligations under Section 6, and our mutual arbitration obligations under Section 8, or as set forth in any written agreement I subsequently enter into with the Company.

----------------------------------------------------------------------------------

DISCHARGE    Payment or provision when due of (1) any unpaid base salary,
FOR CAUSE    expense reimbursements, and vacation days accrued prior to termination of employment, and (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans, including any Earn Out compensation computed up to the date of termination of employment.

----------------------------------------------------------------------------------

DISABILITY   Same as for "Discharge for Cause" EXCEPT that I also shall be potentially eligible for disability benefits under any Company-
             provided disability plan in which I then participate.

----------------------------------------------------------------------------------

DISCHARGE    Same as for "Discharge for Cause" EXCEPT that, in exchange for
OTHER        my execution of a release in accordance with this section, my Base
THAN         Salary, but not my employment, shall continue through for one (1)
FOR CAUSE    year regardless of the remaining term of this Agreement.
OR
DISABILITY

----------------------------------------------------------------------------------

RESIGNATION  Same as for "Discharge for Cause."

----------------------------------------------------------------------------------

DEATH Same as for "Discharge for Cause" EXCEPT that payments shall be made to my legal representative

----------------------------------------------------------------------------------

EXPIRATION   Same as for "Discharge for Cause."
OF
AGREEMENT

----------------------------------------------------------------------------------


----------------------------------------------------------------------------------

CHANGE OF    Payment or provision when due of (1) any unpaid base salary,
CONTROL      expense reimbursements,   and  vacation  days   accrued prior  to
             termination of employment, (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans
             (3) pay to the Executive on the termination date a lump sum payment equal to three (3) times Base Salary as of the date of my resignation resulting from the Change in Control and (4) all stock options previously granted to Employee shall become fully vested and immediately exerciseable..

----------------------------------------------------------------------------------

               (b) DISCHARGE FOR CAUSE. The Company may terminate my employment at any time if it believes in good faith that it has Cause to terminate me. "Cause" shall include, but not be limited to:

                    (i) my refusal to follow the Company's lawful directions or my material failure to perform my duties (other than by reason of physical or mental illness, injury, or condition), in either case, after I have been given notice of my default and a 10 day opportunity to cure my default;

                    (ii)     my failure to comply with Company policies;

          (i) my engaging in conduct that is or may be unlawful or disreputable, to the possible detriment of the Company and its subsidiaries n;

          (ii) my becoming  insolvent  or  filing  for  bankruptcy;

                    (iii) my seeking, exploring, or accepting a position with another business enterprise or venture without the Company's written consent at any time more than 90 days before the Expiration Date; or

                    (iv) my engaging in activities on behalf of an enterprise which competes or plans to compete with the Company or any of its subsidiaries or affiliates.

               (c) TERMINATION FOR DISABILITY. Except as prohibited by applicable law, the Company may terminate my employment on account of Disability, or may transfer me to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" means a physical or mental illness, injury, or condition that prevents me from performing my duties with reasonable accommodations for a period of 30 consecutive days or 60 days in any one-year period.

               (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. The Company may terminate my employment at any time for any reason, and without advance notice. If I am terminated by the Company other than for Cause under Section 5(b) or for Disability under Section 5(c), I will only receive the special benefits provided for a non-Cause discharge under Section 5 (a) if I sign a general release form furnished to me by the Company (which may include any provision customary in formal settlement agreements and general releases, including such things as my release of the Company and all conceivably related persons or entities ("affiliates") from all known and unknown claims, my covenant never in the future to pursue any released claim, my promise not to solicit current or former customers, employees, suppliers or, to the fullest extent lawful, engage in business activities that compete with the Company or any affiliate, or disclose or use any of their proprietary or trade secret information) within 60 days after my employment ends (or within 60 days after an arbitrator determines that I am entitled to such payments if I sign the general release) and I do not thereafter properly revoke the release. I may resign my employment within 60 days after a Change of Control in which event I shall only receive the special benefits provided for a Non-Cause Discharge Due to a Change of Control under Section 5(a).

               (b) RESIGNATION. I promise not to resign my employment before the Expiration Date without giving the Company at least 30 days advance written notice. If I resign, I shall only receive the payments required by Section 5 A and the Company may accept my resignation effective on the date set forth in my notice or any earlier date.

               (f)     DEATH.   If  I  die  while employed under this Agreement,
the payments required by Section 5(a) in the event of my death shall be made to my legal representative.

               (g) TRANSFERS TO GROUP MEMBER. My transfer to a subsidiary of the Company ["Group Member"] shall not be deemed a termination of my employment under this Agreement if it assumes this Agreement. However, not withstanding anything contained to the contrary in this Agreement or the Stock Purchase Agreement, when the Company achieves revenues greater than or equal to $1,000,000 for three months of any five month period, together with achieving a net operating profit, the Company shall be transferred to or made a part of a separate division or group for Telecommunications Services and the Executive, at that time shall assume the duties of President of that Division reporting to the CEO of Charys Holding Company, Inc.

               (h) DISPUTES UNDER THIS SECTION. All disputes relating to this Agreement, including disputes relating to this section, shall be resolved by final and binding arbitration under Section 8. For example, if the Company and I disagree as to whether the Company had Cause to terminate my employment, we will resolve the dispute through arbitration; the arbitrator will decide whether the Company had Cause to terminate me.

               (i) AMOUNTS OWED TO THE COMPANY. Any amounts payable to me under this section shall first be applied to repay any amounts I owe the Company.

               (j) DEFINITION OF CHANGE OF CONTROL. Consummation by the company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of related transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) the sale of all or substantially all of the assets of the Company; provided that, with respect to this Section, a Change in Control shall not be deemed to have occurred should any of the contingencies referred to in this Section result from terms of executed contractual agreements, and such terms are in effect on or before the Commencement Date.

          17. CONFIDENTIALITY. I acknowledge that as an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, marketing and business plans and strategies, procedures, methods of operation and marketing, financial data, lists of actual and potential customers and suppliers, and independent sales representatives and related data, technical procedures, engineering and product specifications, plans for development and expansion, and other confidential and sensitive information, and I acknowledge that the Company has a legitimate business interest in protecting the confidentiality of such information. I acknowledge that I will be entrusted with such information as well as confidential information belonging to customers, suppliers, and other third parties.

          18. "TRADE SECRETS" are defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, product plans, or lists of actual or potential customers or suppliers which are not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

          19. "CONFIDENTIAL INFORMATION" is defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, other than Trade Secrets, which is material and valuable to the Company and not generally known by the public.

          20. PROMISE NOT TO DISCLOSE. I promise never to use or disclose any Trade Secret before it has become generally known within the relevant industry through no fault of my own. I agree that this promise shall never expire. I further promise that, while this Agreement is in effect and for 2 years after its termination, I will not, without the prior written approval of the Company, use or disclose any Confidential Information before it has become generally known within the relevant industry through no fault of my own.

          21. PROMISE NOT TO SOLICIT. To prevent me from inevitably breaking this promise, I further agree that, while this Agreement is in effect and for 18 months after its termination: (1) as to any customer or supplier of the Group with whom I had dealings or about whom I acquired proprietary information during my employment, I will not solicit or attempt to solicit (or assist others to solicit) the customer or supplier to do business with any person or entity other than the Group; and (2) I will not solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an officer, manager, employee, or consultant of the Group.

          22. PROMISE NOT TO ENGAGE IN CERTAIN EMPLOYMENT. I agree that, while this Agreement is in effect and for 18 months after its termination, I will not accept any employment or engage in any activity, without the written consent of the Company's Board of Directors if the loyal and complete fulfillment of my duties in such employment would inevitably require me to reveal or utilize Trade Secrets or Confidential Information, as reasonably determined by the Company's Board of Directors.

          23. RETURN OF INFORMATION. When my employment with the Company ends, I will promptly deliver to the Company, or, at its written instruction, destroy, all documents, data, drawings, manuals, letters, notes, reports, electronic mail, recordings, and copies thereof, of or pertaining to it or any other Group member in my possession or control. In addition, during my employment with the Company or the Group and thereafter, I agree to meet with Company personnel and, based on knowledge or insights I gained during my employment with the Company and the Group, answer any question they may have related to the Company or the Group.

          24. PROMISE TO DISCUSS PROPOSED ACTIONS IN ADVANCE. To prevent the inevitable use or disclosure of Trade Secrets or Confidential Information, I promise that, before I disclose or use Trade Secrets or Confidential Information and before I commence employment, solicitations, or any other activity that could possibly violate the promises I have just made, I will discuss my proposed actions with an attorney for the Company, who will advise me in writing whether my proposed actions would violate these promises.

          25. INTELLECTUAL PROPERTY. Intellectual property (including such things as all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations, and photographs, that may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret, or other intellectual property law), developed, created, conceived, made, or reduced to practice during my Company employment (except intellectual property that has no relation to the Group or any Group customer that I developed, etc., purely on my own time and at my own expense), shall be the sole and exclusive property of the Company, and I hereby assign all my rights, title, and interest in any such intellectual property to the Company.

          26. EXECUTION OF INNOVATION AGREEMENT. I agree to the terms of the Company's Assignment of Inventions agreement, which is attached to this Agreement as Schedule 1, and I promise to execute it contemporaneously with this Agreement.

          27. ENFORCEMENT OF THIS SECTION. Sections 6-13 shall survive the termination of this Agreement for any reason, t; these section's terms are reasonable and necessary to protect the Company's legitimate interests, these section's restrictions will not prevent me from earning or seeking a livelihood, these section's restrictions shall apply wherever permitted by law, and my violation of any of thee section's term would irreparably harm the Company. Accordingly, I agree that, if I violate any of the provisions of these sections, the Company or any Group member shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining me from committing or continuing any such violation, without the need to prove the inadequacy of money damages or post any bond or for any other undertaking.

          17.     NOTICE.

               (a)     TO  THE  COMPANY.  I  will send all communications to the
Company  in  writing,  addressed  as follows (or in any other manner the Company
notifies me to use):Charys Holding Company Inc. Attention:   Billy Ray, CEO 1117
Perimeter Center West, Suite N 415 Atlanta, Georgia 30338 Fax:    (678) 443-2320
Tel:  (678)  443-2300.

               (b) To Me. All communications from the Company to me relating to this Agreement must be sent to me in writing at my Company office or in any other manner I notify the Company to use.

               (c) TIME NOTICE DEEMED GIVEN. Notice shall be deemed to have been given when delivered or, if earlier (1) when mailed by United States certified or registered mail, return receipt requested, postage prepaid, or (2) faxed with confirmation of delivery, in either case, addressed as required in this section.

          18. ARBITRATION OF DISPUTES. All disputes between the Company and me are to be resolved by final and binding arbitration in accordance with the separate Arbitration Agreement attached as Schedule 2 to this Agreement. This section shall remain in effect after the termination of this Agreement.

          19. GOLDEN PARACHUTE LIMITATION. I agree that my payments and benefits under this Agreement and all other contracts, arrangements, or programs shall not, in the aggregate, exceed the maximum amount that may be paid to me without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, my benefits shall be cut back in the priority order designated by the Company. If an amount in excess of the limit set forth in this section is paid to me, I will repay the excess amount to the Company upon demand, with interest at the rate provided for in Internal Revenue Code
Section 1274(b)(2)(B). The Company and I agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits I receive.

          20. AMENDMENT. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by a duly authorized Company officer and me. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

          21. INTERPRETATION; EXCLUSIVE FORUM. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the state of Georgia (excluding any that mandate the use of another jurisdiction's laws). Any litigation, arbitration, or similar proceeding with respect to such matters only may be brought within that state, and all parties to this Agreement consent to that state's jurisdiction and agree that venue anywhere in that state would be proper.

          22. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, me and my estate, but I may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which I participate. Without my consent, the Company may assign this Agreement to any affiliate or successor that agrees in writing to be bound by this Agreement, after which any reference to the "Company" in this Agreement shall be deemed to be a reference to the affiliate or successor, and the Company thereafter shall have no further primary, secondary or other responsibilities or liabilities under this Agreement of any kind.

          23. TAXES. The Company shall withhold taxes from payments it makes pursuant to this Agreement as it determines to be required by applicable law.

          24. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event that a court of competent jurisdiction determines that any provision of this Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

          26. ENTIRE AGREEMENT. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement. However, this Agreement does not override other written agreements I have executed relating to specific aspects of my employment, such as conflicts of interest.

          27. FORMER EMPLOYERS. I am not subject to any employment, confidentiality, or other agreement or restriction that would prevent me from fully satisfying my duties under this Agreement or that would be violated if I did so.

          28. DEPARTMENT OF HOMELAND SECURITY VERIFICATION REQUIREMENT. If I have not already done so, I agree to timely file all documents required by the Department of Homeland Security to verify my identity and my lawful employment in the United States. Notwithstanding any other provision of this Agreement, if I fail to meet any such requirements promptly after receiving a written request from the Company to do so, I agree that my employment shall terminate immediately and that I shall not be entitled to any compensation from the Company of any type.

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL
--------------------------------------------------------------------------------


By:                               Charys  Holding  Company  Inc.
   ----------------------

Name:  /s/Dan Osborne             By:  /s/ Billy V. Ray Jr.
     --------------------            -------------------------------------------
                                  Name:  Billy V. Ray Jr.
                                       -----------------------------------------
                                  Title:  CEO
                                        ----------------------------------------

Date:  06-06-06                   Date:  6-12-06
     --------------------              -----------------------------------------

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.
--------------------------------------------------------------------------------


By:                               Charys  Holding  Company  Inc.
   ----------------------

Name:                             By:  /s/  Billy  V.  Ray  Jr.
     --------------------            -------------------------------------------
                                  Name:  Billy  V.  Ray  Jr.
                                       -----------------------------------------
                                  Title:  CEO
                                        ----------------------------------------

Date:                             Date:  6-12-06
     --------------------              -----------------------------------------

                                   Schedule 1
                                   ----------

                             ASSIGNMENT OF INVENTIONS
                             ------------------------

1. I will promptly disclose in writing to the Company all Inventions. For purposes of this Agreement, "Invention" shall mean any discovery, whether or not patentable, as well as improvements thereto, which is conceived or first practiced by me, alone or in a joint effort with others, whether prior to or following execution of this Agreement, which: (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that I have been assigned as part of my duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which I am involved; (iv) is useful, or which the Company reasonably expects may be useful, in any manufacturing or product design process of the Company; or (v) utilizes any Confidential Information.

2. All Inventions developed while employed by the Company in the scope of such my employment and duties belong to and are the sole property of the Company and will be subject to this Agreement. I assign to the Company all right, title, and interest I may have or may acquire in and to all Inventions. I shall sign and deliver to the Company (during and after employment) any other documents that the Company considers reasonably necessary to provide evidence of (i) the assignment of all of my rights, if any, in any Inventions and (ii) the Company's ownership of such Inventions.

3. I will assist the Company in applying for, prosecuting, obtaining, or enforcing any patent, copyright, or other right or protection relating to any Invention, all at the Company's expense but without consideration to me in excess of my salary or wages. If the Company requires any assistance after termination of my employment, I will be compensated for time actually spent in providing that assistance at an hourly rate equivalent to my salary or wages during the last period of employment with the Company.

4. If the Company is unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.


Employee:                         Charys Holding Company Inc.


/s/ Dan Osborne                   /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Dan Osborne                       Billy V. Ray Jr.  CEO
                                  ----------------------------------------------
Print Name of Employee            Title of Representative


06-06-06                          6-12-06
-------------------------         ----------------------------------------------
Date                              Date
to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.

Employee:                         Charys Holding Company Inc.


                                  /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
                                  ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date                              Date

                                   Schedule 2
                                   ----------

                      MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                      ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims Covered by the Agreement
-------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims Not Covered by the Agreement
-----------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief") in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time Limits for Commencing Arbitration and Required Notice of All Claims
------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation of Witnesses
------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration Procedures
----------------------

          The arbitration will be held under the auspices of a sponsoring organization, either the American Arbitration Association ("AAA") or Judicial Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

          The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration Fees and Costs
--------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial Review
---------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate Commerce
-------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements for Modification or Revocation
-------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole and Entire Agreement
-------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Voluntary Agreement
-------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                                      ----------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.

Dan Osborne:                      Charys Holding Company Inc.


/s/ Dan Osborne                   /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


Dan Osborne                       CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


06-06-06                          6-12-06
-------------------------         ----------------------------------------------
Date:                             Date:

Dan Osborne:                      Charys Holding Company Inc.


                                  /s/ Billy V. Ray Jr.
-------------------------         ----------------------------------------------
Signature of Employee             Signature of Authorized Company Representative


                                  CEO
-------------------------         ----------------------------------------------
Print Name of Employee            Title of Representative


                                  6-12-06
-------------------------         ----------------------------------------------
Date:                             Date:

                                   APPENDIX A

                             DUTIES AND PRIORITIES:
                             ----------------------

POSITION:                Co-President and Chief Financial Officer

RESPONSIBILITY:

               []   Development of subsidiary annual operating plan objectives.

               []   Achievement of annual objectives agreed to by Corporation

               []   Development of Telecommunications Infrastructure Market

                         -    Sales opportunity development

                         -    Customer relationship management


                         -    Company acquisition opportunity
                              identification

                         -    New market business development

               []   Management of Telecommunication Infrastructure Businesses

                         - Financial, Employee, and other management decisions necessary to ensure profitability and achievement of objectives


STARTING:                Effective Date of purchase of Digital Communications
                         Services Inc.

REPORTS TO:              Chief Executive Officer - Charys Technologies Inc.

LOCATION:                As Mutually Agreed

COMPENSATION:            Annual Salary: See EXHIBIT 1, attached hereto and made
                         a part hereof

                                    EXHIBIT 1
                                    ---------


                            BASE SALARY COMPENSATION
                            ------------------------

                   Initial   $750,000  $1 M      $1.5M     $2M
Billy Caudill      $120,000  $145,000  $165,000  $200,000  $225,000

Daniel L. Osborne  $ 96,000  $110,000  $125,000  $160,000  $185,000

     1. Base salary levels based upon achieving revenues at the stated levels for 3 months of any 5 month period, together with achieving a net operating profit.

                                      EXHIBIT D
Earn out:  Following are the performance targets including sale revenue, net income and EBITDA for the Company for the approximate 3 years following the date of Acquisition.  If targets are achieved then,  for each year, a percentage of net income, as illustrated, will be paid as Bonus
           Compensation within 90 days following the end of each fiscal year. Of such Bonus Compensation, the respective Sellers may elect, in their sole discretion, to receive up to 50% of the Bonus Compensation in cash. The balance of the Bonus Compensation may be paid in cash or stock, at the discretion of Charys, with acceptance by Executive. In the event Charys elects to pay the Bonus Compensation in stock, the number of shares to be issued to the Executive shall be computed based on a share price equal to the Closing Price of the Buyers' stock ads of the date of this Agreement.
           However, in the event that the Company incurs a net operating loss during any annual period such share price shall change to the then current market price of the Buyers' stock for all remaining earn out payments.

Earn Out
Calculation
                                     FULL YEAR 1   FULL YEAR 2   FULL YEAR 3
                                     ------------  ------------  ------------
Revenue Projection          -        $ 18,000,000  $ 30,000,000  $ 45,000,000

EBITDA Projection           -  $10%     1,800,000  $  3,000,000  $  4,500,000

Net Earnings Projection     -  $ 6%     1,080,000  $  1,800,000  $  2,700,000


Earn-out Goal               -        $    540,000  $    900,000  $  1,350,000

Total Earn-out Goal                                    $ 1,560,000

Actual Results Illustration

Revenues                     $11,000,000  $18,000,000  $22,000,000

EBITDA                       $ 1,000,000  $ 1,900,000  $ 2,200,000

Net Earnings                 $   300,000  $ 1,100,000  $ 1,400,000


Percentage of Goal Met
Revenues                110.00%  100.00%  91.67%

EBITDA                  100.00%  105.56%  91.67%

Net Earnings             50.00%  101.85%  97.22%

Calculation Factor
Revenues                       10%     11.00%     10.00%      9.17%

EBITDA                         60%     60.00%     63.33%     55.00%

Net Earnings                   30%     15.00%     30.56%     29.17%

Calculation Factor (i)                 86.00%    103.89%     93.33%

                                    $258,000   $561,000   $672,000
Earn-out - Cash/Stock Payout

Total Earn-out Achieved                                             $1,491,0


NOTES
-----

     (i) Such calculation factor shall not exceed 110% for any given period. However, any Earn Out amounts not utilized during any annual period due to the 110% cap on the calculation factor may be carried forward to benefit any remaining earn out periods.

     (ii) Management fees shall be limited to those expenses incurred by Buyer directly for the benefit of the Company. Any allocated income taxes shall be based upon Buyer's actual effective income tax rate for each respective annual period.

     (iii) Sellers shall have the right to receive additional compensation, under a plan to be mutually agreed to, for acquisitions completed by the Buyer resulting from the direct efforts of the Sellers.

Earn Out Illustration
                                   FULL YEAR 1   FULL YEAR 2   FULL YEAR 3
                                   ------------  ------------  ------------
Revenue Projection         -       $ 10,000,000  $ 18,000,000  $ 24,000,000

EBITDA Projection          -  10%  $  1,000,000  $  1,800,000  $  2,400,000

Net Earnings Projection    -   6%  $    600,000  $  1,080,000  $  1,440,000


Earn-out Goal                      $    300,000  $    540,000  $    720,000

                                    EXHIBIT E

                               OPINION OF COUNSEL

                                    EXHIBIT F

                              FINANCIAL STATEMENTS

                                    EXHIBIT G

                        STATEMENT OF MATERIAL LIABILITIES

Pending litigation with Cross Country Cable

Pending Inland Marine Insurance Settlement with CNA with regard to Equipment, lost in connection with Hurricane Katrina

                                    EXHIBIT H

                         STATEMENT OF MATERIAL CONTRACTS

            SCHEDULE 4.2 LIST OF CURRENT STOCKHOLDERS OF THE COMPANY

Billy B. Caudill   80%

Daniel L. Osborne  20%

                                  SCHEDULE 4.10

                          TITLE TO PROPERTY AND ASSETS

SCHEDULE 8.2

                            PROCEEDING OR LITIGATION

Cross Country Cable litigation, with Plaintiff claiming approximately $638,000, of which the Company has accrued a reserve for settlement the amount of $510,000 as of March 31, 2006.